United of Omaha Life

Insurance Company

(A Wholly Owned Subsidiary of

Mutual of Omaha Insurance Company)

Statutory Financial Statements as of December 31, 2025

and 2024, and for the Years Ended December 31, 2025,

2024, and 2023, Supplemental Schedules as of

and for the Year Ended December 31, 2025, and

Independent Auditor’s Report

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

Page
INDEPENDENT AUDITOR’S REPORT	1 - 3

STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023:

Statements of Admitted Assets, Liabilities, and Surplus	4

Statements of Operations	5

Statements of Changes in Surplus	6

Statements of Cash Flows	7 - 8

Notes to Statutory Financial Statements	9 - 68

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025:

Supplemental Schedule of Selected Financial Data	70 - 74

Supplemental Summary Investment Schedule	75 - 76

Supplemental Investment Risks Interrogatories	77 - 83

Deloitte & Touche LLP 1100 Capitol Ave., Suite 300 Omaha, NE 68102-1113 USA

Tel: 1-402-346-7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors United of Omaha Life Insurance Company Omaha, Nebraska

Opinions

We have audited the statutory financial statements of United of Omaha Life Insurance Company (the “Company”) (a wholly owned subsidiary of Mutual of Omaha Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Nebraska Department of Insurance. The effects on the statutory financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risks interrogatories as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory financial statements as a whole.

March 18, 2026

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS

AS OF DECEMBER 31, 2025 AND 2024

	2025	2024
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds	$28,424,850,086	$27,182,205,567
Preferred stocks	179,703,150	185,318,530
Common stocks—unaffiliated	151,430,627	136,739,527
Common stocks—affiliated	186,662,456	176,705,991
Mortgage loans	6,628,768,847	5,454,910,787
Real estate occupied by the Company—net of accumulated depreciation of $7,672,781 and $7,402,980, respectively	3,844,318	4,712,203
Real estate held for sale by the Company—net of accumulated depreciation of $10,942,914 and $10,942,914, respectively	4,353,165	3,766,037
Contract loans	444,898,287	345,366,146
Cash and cash equivalents	18,615,434	(14,330,014)
Short—term investments	166,800,000	248,531,062
Securities lending and repurchase agreement cash collateral	1,175,664,291	1,451,689,572
Other invested assets	3,061,607,875	1,762,090,055

Total cash and invested assets	40,447,198,536	36,937,705,463
INVESTMENT INCOME DUE AND ACCRUED	291,739,180	285,020,975
PREMIUMS DEFERRED AND UNCOLLECTED	376,510,248	363,183,198
REINSURANCE RECOVERABLE	248,498,300	229,221,220
NET DEFERRED TAX ASSETS	140,256,242	129,461,740
ADMITTED DISALLOWED INTEREST MAINTENANCE RESERVE	117,211,142	98,186,515
OTHER ASSETS	33,883,643	47,109,470
SEPARATE ACCOUNT ASSETS	803,769,330	1,961,261,716

TOTAL ADMITTED ASSETS	$42,459,066,621	$40,051,150,297

LIABILITIES AND SURPLUS
LIABILITIES:
Policy reserves:
Life insurance contracts and annuity reserves	$21,801,820,648	$19,995,420,973
Deposit—type contracts	10,473,702,656	8,922,218,018
Health and accident active life reserves	55,110,070	58,389,536

Total policy reserves	32,330,633,374	28,976,028,527

Claim reserves:
Policy and contract claims—life	181,704,405	161,505,031
Policy and contract claims—health	1,260,472,382	1,217,847,198

Total claim reserves	1,442,176,787	1,379,352,229
Premiums received in advance	54,624,539	49,682,663
Asset valuation reserve	509,610,061	436,532,983
General expenses and taxes due or accrued	139,916,732	128,724,464
Payable to parent, subsidiaries, and affiliates—net	212,328,398	189,565,677
Borrowings	151,852,885	140,417,583
Payable for securities lending	1,175,664,291	1,451,689,572
Funds held under coinsurance	1,779,719,299	1,714,168,447
Funds held under reinsurance treaties with unauthorized and certified reinsurers	334,146,465	399,546,001
Commissions to agents due or accrued	144,559,374	130,434,567
Cash collateral received	107,580,000	228,082,000
Other liabilities	340,650,081	212,519,901
Separate account liabilities	803,769,330	1,961,261,716

Total liabilities	39,527,231,616	37,398,006,330

SURPLUS:
Capital stock, $10 par value, 900,000 shares authorized, issued, and outstanding	9,000,000	9,000,000
Gross paid—in and contributed surplus	932,625,018	932,625,018
Special surplus	117,211,142	98,186,515
Unassigned surplus	1,872,998,845	1,613,332,434

Total surplus	2,931,835,005	2,653,143,967

TOTAL LIABILITIES AND SURPLUS	$42,459,066,621	$40,051,150,297

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

	2025	2024	2023
INCOME:
Net premiums and annuity considerations	$7,397,799,397	$7,151,486,738	$7,018,659,558
Net investment income and amortization of IMR	1,909,748,925	1,616,114,551	1,313,289,028
Commissions and expense allowances on reinsurance ceded	199,379,099	190,435,907	186,935,046
Other income	4,222,778	22,490,143	31,821,891

Total income	9,511,150,199	8,980,527,339	8,550,705,523

BENEFITS AND EXPENSES:
Policyholder benefits	4,787,373,269	4,230,096,804	3,742,084,568
Net change in reserves	1,994,452,547	2,060,426,643	2,391,332,235
Commissions	1,027,602,130	946,642,207	883,763,009
Operating expenses	1,379,991,658	1,329,711,332	1,280,567,312

Total benefits and expenses	9,189,419,604	8,566,876,986	8,297,747,124

NET INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX (BENEFIT) AND NET REALIZED CAPITAL GAIN (LOSS)	321,730,595	413,650,353	252,958,399
FEDERAL INCOME TAX (BENEFIT)	120,193,421	111,494,370	89,592,039

NET INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAIN (LOSS)	201,537,174	302,155,983	163,366,360
NET REALIZED CAPITAL GAIN (LOSS)—Net of federal income tax (benefit) of $18,270,581, ($6,136,628), and ($15,018,578), and transfers to (from) the IMR of ($20,465,513), ($45,166,010), and ($83,040,455), respectively	40,871,253	11,529,648	2,255,539

NET INCOME (LOSS)	$242,408,427	$313,685,631	$165,621,899

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

	2025	2024	2023
CAPITAL STOCK	$9,000,000	$9,000,000	$9,000,000

GROSS PAID—IN AND CONTRIBUTED SURPLUS:
Balance—beginning of year	932,625,018	932,625,018	582,625,018
Capital contributions	—	—	350,000,000

Balance—end of year	932,625,018	932,625,018	932,625,018

SPECIAL SURPLUS:
Balance—beginning of year	98,186,515	57,972,568	—
Admitted disallowed interest maintenance reserve	19,024,627	40,213,947	57,972,568

Balance—end of year	117,211,142	98,186,515	57,972,568

UNASSIGNED SURPLUS:
Balance—beginning of year	1,613,332,434	1,382,166,212	1,368,274,762
Net income (loss)	242,408,427	313,685,631	165,621,899
Change in:
Net unrealized capital gain (loss)—net of income tax (benefit) of $(6,507,915), $7,913,730, and $(269,610), respectively	5,971,852	62,635,618	(7,674,919)
Foreign exchange unrealized capital gain (loss)—net of income tax (benefit) of $(301,844), $(1,096,790), and $30,824, respectively	(1,135,514)	4,126,021	115,957
Net deferred income tax (benefit)	61,425,742	38,159,953	59,465,623
Nonadmitted assets	(89,431,145)	(34,736,426)	(71,228,594)
Reserve on account of change in valuation basis	183,295,993	9,806,827	8,552,409
Asset valuation reserve	(85,947,536)	(81,188,887)	(49,810,957)
Deferred gain (loss) on reinsurance	(41,092,605)	(37,913,850)	(26,862,909)
Loading on deferred premium asset	8,636,618	(392)	(2,790)
Prior year adjustments	(5,440,794)	(3,194,326)	(6,311,701)
Admitted disallowed interest maintenance reserve	(19,024,627)	(40,213,947)	(57,972,568)

Balance—end of year	1,872,998,845	1,613,332,434	1,382,166,212

TOTAL SURPLUS	$2,931,835,005	$2,653,143,967	$2,381,763,798

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

	2025	2024	2023
CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$7,513,442,743	$7,282,690,196	$7,069,174,862
Net investment income	1,872,306,961	1,554,760,887	1,244,271,504
Miscellaneous income	152,600,898	164,004,952	197,474,089
Policyholder benefits	(4,963,827,178)	(4,484,984,440)	(3,974,312,855)
Net transfers from (to) separate accounts	190,126	1,925,735	88,183
Commissions and operating expenses	(2,282,420,975)	(2,168,557,593)	(2,030,819,450)
Federal income taxes recovered (paid) from parent	(119,417,772)	(86,696,395)	(64,588,238)

Net cash from (used for) operations	2,172,874,803	2,263,143,342	2,441,288,095

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	7,418,607,700	5,549,740,819	4,319,838,550
Stocks	100,334,622	108,596,252	182,890,642
Mortgage loans	306,983,031	222,133,557	179,365,515
Other invested assets	169,235,098	96,872,799	173,375,828
Miscellaneous proceeds	136,987,249	89,475,780	152,699,987
Cost of investments acquired:
Bonds	(8,547,688,133)	(7,855,221,307)	(7,827,772,351)
Stocks	(98,174,422)	(109,290,766)	(215,287,827)
Mortgage loans	(1,483,957,071)	(1,323,252,135)	(626,888,560)
Other invested assets	(1,434,182,739)	(593,019,293)	(265,566,332)
Miscellaneous applications	(98,445,596)	(143,967,034)	(45,134,507)
Net decrease (increase) in contract loans	(100,171,264)	(83,413,426)	(43,913,644)

Net cash from (used for) investments	(3,630,471,525)	(4,041,344,754)	(4,016,392,699)

CASH FROM (USED FOR) FINANCING AND MISCELLANEOUS SOURCES:
Capital contributions	—	50,000,000	300,000,000
Borrowed funds received (paid)	12,131,700	(70,297,900)	93,087,400
Net increase (decrease) in deposit—type contracts	1,564,406,792	1,629,126,923	1,482,522,538
Net change in receivable and payables with parent, subsidiaries, and affiliates	22,746,487	(34,239,755)	44,210,158
Other cash provided (applied)	(190,473,871)	64,336,003	(56,181,487)

Net cash from (used for) financing and miscellaneous sources	1,408,811,108	1,638,925,271	1,863,638,609

NET CHANGE IN CASH, CASH EQUIVALENTS, AND SHORT— TERM INVESTMENTS	(48,785,614)	(139,276,141)	288,534,005
CASH, CASH EQUIVALENTS, AND SHORT—TERM INVESTMENTS:
Beginning of year	234,201,048	373,477,189	84,943,184

End of year	$185,415,434	$234,201,048	$373,477,189

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

	2025	2024	2023
NON—CASH TRANSACTIONS:
Change in securities lending	$276,025,281	$593,814,053	$9,838,252
Ceded benefits settled through funds withheld	$243,682,508	$311,274,687	$304,142,344
Stock and bond conversions disposed to stock and bond conversions acquired	$190,799,746	$225,439,446	$188,222,262
Ceded premium settled through funds withheld	$175,221,991	$189,474,345	$199,652,975
Reclass of bonds to other invested assets in accordance with revised bond definition	$115,943,741	$—	$—
Ceded interest settled through funds withheld	$86,557,733	$86,121,509	$90,275,779
Assumed premium settled through funds withheld	$46,538,008	$44,629,708	$41,714,813
Surplus relief amortization	$41,092,605	$37,913,850	$26,862,909
Assumed benefits settled through funds withheld	$37,294,576	$30,264,145	$33,477,991
Funds withheld listed as current amounts receivable	$11,909,969	$—	$1,757,427
Mortgage loan transfer value	$8,673,558	$—	$—
Ceded commissions settled through funds withheld	$8,080,637	$8,411,157	$10,147,029
Assumed commissions settled through funds withheld	$7,077,045	$6,564,568	$5,928,068
Other assets disposed to other assets acquired	$3,618,357	$—	$—
Assumed interest settled through funds withheld	$2,129,902	$1,714,629	$1,919,941
Mortgage loan conversions disposed to mortgage loan conversions acquired	$1,943,426	$6,065,000	$—
Ceded policy loans settled through funds withheld	$331,855	$445,422	$6,032,999
Ceded policy loan interest settled through funds withheld	$306,606	$304,274	$287,502
Ceded deposit— type contracts settled through funds withheld	$256,608	$378,137	$356,921
Funds withheld listed as current amounts payable	$—	$5,464,261	$—
Capital contribution through receivable from parent	$—	$—	$50,000,000
Capital contribution through payable to subsidiary	$—	$—	$11,600,000

See notes to statutory financial statements.	(Concluded	)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2025 AND 2024 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Within this report, the following abbreviations are used for company and affiliate names, if applicable.

Legal Name	Abbreviation	Legal Name	Abbreviation
United of Omaha Life Insurance Company	(“the Company”)	Mutual of Omaha Holdings, Inc.	(“Mutual of Omaha Holdings”)

Mutual of Omaha Insurance Company	(“Mutual of Omaha”)	Mutual of Omaha Structured Settlement Company	(“Mutual Structured Settlement”)

Omaha Insurance Company	(“Omaha Insurance”)	Cloverlay Sports Assets SPV L.P.	(“Cloverlay”)

Mutual of Omaha Marketing Corporation	(“MOMCO”)	Fulcrum Growth Partners III, L.L.C.	(“Fulcrum”)

Omaha Health Insurance Company	(“Omaha Health”)	Boston Financial Opportunity Zone Fund I LP	(“Boston Fund”)

Omaha Supplemental Insurance Company	(“Omaha Supplemental”)	East Campus Realty, LLC	(“East Campus”)

United of Omaha Life Insurance Company	(“United of Omaha”)	Turner Park North, LLC	(“Turner Park”)

Companion Life Insurance Company	(“Companion”)	MGG Rated Debt Feeder Fund LP	(“MGG Fund”)

Omaha Reinsurance Company	(“Omaha Re”)	MHEG OZ Fund 1, LP	(“MHEG Fund”)

Medicare Advantage Insurance Company of Omaha	(“Medicare Advantage Company”)	Mutual of Omaha Opportunities Fund, L.P.	(“MOOF Fund”)

United World Life Insurance Company	(“United World”)	Enrollment Alliance, LLC	(“Enrollment Alliance, LLC”)

Omaha Financial Holdings, Inc.	(“OFHI”)	Mutual DMLT Holdings, LLC	(“Mutual DMLT Trust”)

Mutual of Omaha Mortgage, Inc.	(“Mutual of Omaha Mortgage”)	United DMLT Holdings, LLC	(“United DMLT Trust”)

Mutual of Omaha Mortgage Servicing, Inc.	(“MMSI”)	Mutual of Omaha Investor Services, Inc.	(“Mutual of Omaha Investor Services”)

LCN NA Fund IV-D, LP	(“LCN”)	Mutual of Omaha Strategic Alliance, LLC	(“MOSAL”)

EMLT M1 LLC	(“EMLT M1”)	EMLT U1 LLC	(“EMLT U1”)

MOST Mortgage, LLC	(“MOST Mortgage”)	Endeavor Mortgage Loan Trust (U)	(“EMLT-U”)

Discovery Mortgage Loan Trust	(“DMLT Trust”)	Endeavor Mortgage Loan Trust (M)	(“EMLT-M”)

Nature of Operations—The Company is a life, accident and health insurance company, domiciled in the State of Nebraska, and is a wholly owned subsidiary of Mutual of Omaha, a mutual life, accident and health insurance company, domiciled in the State of Nebraska. The following are wholly owned insurance subsidiaries of the Company as of December 31, 2025: Companion, United World, Medicare Advantage Company, and Omaha Re. The Company owns 100% of the outstanding common stock of Mutual Structured Settlement. Affiliated joint ventures includes approximately 80% of Fulcrum, 99% of MOOF Fund, and 100% of Cloverlay; and 100% other ownership in EMLT U1, United DMLT Trust, DMLT Trust, and EMLT-U. Affiliated residual tranches include 81% of MGG Fund and 71% of LCN. The Company owns 83.04% of Boston Fund and 91.25% of MHEG Fund, non-guaranteed federal low-income housing tax credits (“LIHTC”).

On March 6, 2025, the Board of Directors of Mutual of Omaha approved and adopted a Plan of Reorganization providing for the reorganization of the Company into a mutual holding company structure as authorized by the Nebraska Mutual Insurance Holding Company Act. As part of the reorganization, Mutual of Omaha will become a stock insurer whose shares will be held indirectly by Mutual of Omaha Holding Company (“MHC”), a to be formed Nebraska mutual insurance holding company. Upon the effectiveness of the reorganization, the members of the Company will become members of MHC. The Company intends to file an application with the Nebraska Director of Insurance seeking approval of the Plan of Reorganization. Subject to confirmation by the Nebraska Director of Insurance, the Plan of Reorganization is subject to and expressly contingent upon the approval of at least two-thirds of the eligible members of Mutual of Omaha voting in person or by proxy at a meeting of the Company’s members. United of Omaha will remain a stock insurance company and wholly owned subsidiary of Mutual of Omaha.

The Company provides a wide array of financial products and services to a broad range of institutional and individual customers and is licensed in 49 states in the United States (“U.S.”), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Principal products and services provided include individual and group health insurance, individual and group life insurance, annuities, and retirement plans. In addition, starting in 2023, the Company acts as the funding agreement provider in a Funding Agreement Backed Note program and the Company applies SSAP No. 52, Deposit-Type Contracts (“SSAP No. 52”), accounting treatment to these funds, consistent with other deposit-type contracts.

The Company holds separate account assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. In accordance with the products recorded within the separate account, assets are legally insulated from the general account.

Basis of Presentation—The Company has prepared the accompanying statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska Department of Insurance (“NDOI”). The state of Nebraska has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles (“NAIC SAP”) as the basis of its statutory accounting practices. The Director of the NDOI has the right to permit other specific practices that may deviate from NAIC SAP. The Company does not utilize any permitted practices however, there is an impact on its results of operations and surplus from the prescribed practices followed by its subsidiaries Companion and Omaha Re as discussed in Note 7.

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:

a.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value, while under GAAP, they may be stated at amortized cost or fair value.

b.

An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on asset-backed securities (“ABS”) if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI results in a direct write-down to the carrying amount on an NAIC SAP basis. A credit loss exists for GAAP if the present value of a security’s cash flows expected to be collected is less than its amortized cost basis amount, with the credit loss limited by the amount that the fair value of the security is less than amortized cost. A credit loss is recorded to an allowance for credit losses for GAAP.

c.

A mortgage loan is impaired for NAIC SAP when it is probable that an entity will be unable to collect all amounts as contractually due. Impairments are generally determined on an individual basis. For GAAP, a mortgage loan is stated at amortized cost less an allowance for credit losses to present the net amount expected to be collected over the contractual term of the loan. Collectibility is measured on a collective basis for assets with similar risk characteristics.

d.

For NAIC SAP, a debt restructuring is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments. The accounting for a TDR is at the fair value of assets received. For GAAP, recognition of losses from restructurings are captured within the allowance for credit losses and are not recognized separately.

e.

Perpetual preferred stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses) while under GAAP, perpetual preferred stocks are generally stated at their fair value with changes in fair value recognized in net income. In addition, under GAAP, certain investments in perpetual preferred stocks and other equity investments without readily determinable fair values for which the Company has elected a measurement alternative are stated at cost adjusted for price changes in observable transactions in the same or similar instruments of the same issuer and for impairments. Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. Under GAAP, preferred stocks that are redeemable mandatorily or at the option of the holder are generally stated at their fair value with changes in fair value recognized in other comprehensive income in equity.

f.

Limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unassigned surplus on an NAIC SAP basis. Distributions from limited partnerships can be reported either as net investment income or reduction in carrying cost depending on if the limited partnership’s equity value is greater than or less than the book value. Net investment income is included in net investment income and amortization of interest maintenance reserve (“IMR”) on the statutory statements of operations on an NAIC SAP basis. Under GAAP, the change in valuation and the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

g.

Under NAIC SAP, affiliated and unaffiliated residual tranches follow the practical expedient method, which requires carrying value to be reduced by cash distributions. Once the carrying value is reduced to zero, subsequent distributions are reported in net investment income. Net investment income is included in net investment income and amortization of IMR on the statutory statements of operations on an NAIC SAP basis. Under GAAP, these investments follow the equity method.

h.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The change in fair value of derivative instruments that do not meet the criteria of an effective hedge are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Under GAAP, all derivatives are reported on the balance sheet at fair value. For GAAP, changes in fair value of derivatives qualifying for hedge accounting are recorded through either income or equity, depending on the nature of the hedge, while changes in fair value of derivatives not qualifying for hedge accounting are recorded through income.

i.

Under NAIC SAP, investments in tax credit structures (“tax credit investments”), which are included in other invested assets, are stated at proportional amortized cost and include remaining unfunded commitments. The carrying value of the investment is amortized into income in proportion to the actual and projected future amounts of tax credits and deductible losses. The amortization is recorded in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations. Under GAAP, tax equity investments that meet certain criteria are accounted for using the proportional amortization method, where the initial cost of the investment is amortized in proportion to the tax credits received and recognized as a component of income tax expense (benefit).

j.	Premiums deferred and uncollected are recorded as an asset under NAIC SAP, while under GAAP, premiums deferred and uncollected are offset against liability for future policy benefits.

k.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, these costs are deferred. Deferred acquisition costs for long-duration contracts are amortized to income on a constant level basis. Deferred acquisition costs for short-duration contracts are amortized to income in proportion to premium revenue recognized.

l.

NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.

m.

NAIC SAP policy reserves for life insurance contracts, not subject to Principle Based Reserves (“PBR”), and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. NAIC SAP policy reserves for life insurance contracts, that are subject to PBR, are based on mortality, lapse, and interest assumptions that are prescribed or are prudent estimates based upon the industry and/or company experience as prescribed by Valuation Manual-20: Requirements for Principle-Based Reserves for Life Products (“VM-20”). For health and accident active life insurance contracts, mortality and interest assumptions are prescribed, and the morbidity and lapse assumptions are Company estimates within statutory limitations. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net income (loss) from operations. GAAP policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions. Changes in reserves resulting from mortality, morbidity, and lapse assumptions are included in the determination of net income (loss) from operations while changes in reserves resulting from changes in interest rate assumptions are included in other comprehensive income.

n.	The asset valuation reserve (“AVR”) and IMR are established only on the statutory financial statements.

o.

Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

p.

Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue, as defined under deposit accounting, is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

q.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves under NAIC SAP, while under GAAP, they are reported as an asset.

r.	Comprehensive income and its components are not presented on the statutory financial statements.

s.

Subsidiaries included as common stocks are stated under the equity method, with the equity in the operating results of subsidiaries credited or charged directly to the Company’s surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations. GAAP requires either consolidation or equity method reporting with operating results of subsidiaries reflected on the statements of operations.

t.

For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

u.

Gains on economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of the risks and rewards of ownership, are transferred at fair value and the gain is deferred until the assets are sold to a third-party under NAIC SAP. While under GAAP, the transaction and any related gain is eliminated in consolidation.

Use of Estimates—The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, policy reserves for life insurance contracts, policy reserves for health and accident active life, policy and contract claims-life and health reserves, life contingent annuity, income tax expense, adjustments for OTTI, and deferred taxes.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.

Due to the length and complexity of life insurance contracts and annuities and the risks involved, policy reserves calculated using regulatory prescribed or permitted methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Reserves for life policies and contracts that are subject to PBR are calculated using prescribed or prudent estimates as prescribed by VM-20. Actual mortality, lapse, and interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.

Due to the nature of health insurance and accident active life contracts and the risks involved, health and accident active life reserves are estimates. These reserves are calculated using Company estimated morbidity assumptions and prescribed mortality and interest rate assumptions. Lapse assumptions are permitted in certain situations subject to limitations for certain products. Actual morbidity, mortality, lapse, and interest rates may differ from valuation assumptions.

Claim reserves are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

Investments—Investments are reported according to valuation procedures prescribed by the NAIC.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value.

Premiums and discounts on ABS are amortized using the prospective or retrospective method based on anticipated prepayments from the date of purchase.

Prepayment assumptions for ABS are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.

Preferred stocks include perpetual preferred and redeemable preferred stocks. Perpetual preferred stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses). Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value.

Common stocks of unaffiliated companies are generally stated at fair value while common stocks of affiliated insurance companies, excluding Omaha Re, are stated at their audited statutory equity value. Omaha Re is a wholly owned special purpose financial captive life insurance subsidiary domiciled in the State of Nebraska and is stated at its audited statutory equity less an admitted other security asset value-excess of loss for which Omaha Re has a NDOI prescribed practice. As of December 31, 2025 and December 31, 2024, the carrying value of Omaha Re is zero. As of December 31, 2025 and 2024, Medicare Advantage Company is stated at its respective statutory surplus and is 100% nonadmitted. Common stocks of affiliated non-insurance companies are stated at their GAAP equity value. The Federal Home Loan Bank (“FHLB”) capital stocks are stated at fair value, presumed to be par. Changes in the carrying values are recorded as a change in net unrealized capital gain (loss), a component of unassigned surplus on the statutory statements of changes in surplus. Dividends are reported in net investment income and amortization of IMR on the statutory statements of operations.

Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of the amortized cost or the fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral less costs to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans individually identified as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loans are in non-accrual status. Cash payments on loans where the accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.

Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.

A mortgage loan is considered a TDR if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.

Real estate, excluding real estate held for sale, is stated at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives, generally forty years, of the related assets. Real estate held for sale is stated at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell. Real estate held for sale consists of certain current home office properties that the Company plans on disposing of during its ongoing new home office construction project. The Company did not have any impairment loss for investments in real estate for the year ended December 31, 2025 and 2024.

Contract loans are loans to a policyholder, under the provisions of an insurance contract that are secured by the cash surrender value or collateral assignment of the related policy or contract. Contract loans are stated at the unpaid balance of the loan and include any unpaid principal plus accrued interest which is 90 days or more past due.

Cash equivalents are highly liquid debt securities whose remaining maturities at the time of acquisition is three months or less. Cash equivalents, including money market mutual funds, are stated at cost, which approximates fair value.

Short-term investments include related party notes, if applicable, and investments whose remaining maturities at the time of purchase are three months to one year and are stated at cost, which approximates fair value, if applicable.

The Company has securities lending agreements whereby unrelated parties, primarily large brokerage firms, borrow securities from the Company. The Company requires a minimum of 102% of the fair value of the domestic securities, loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the loaned securities continue to be reported as bonds. The securities loaned are on open terms and can be returned to the Company on the next business day requiring a return of the collateral. Collateral received is invested in accordance with a separate, risk-averse investment policy comprised of cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in payable for securities lending on the statutory statements of admitted assets, liabilities, and surplus. The Company cannot access the collateral unless the borrower fails to deliver loaned securities. To further minimize the credit risks related to this securities lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions.

The Company has repurchase agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. The Company requires a minimum of 95% of the fair value of the securities loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the repurchase agreement securities continue to be reported as bonds. Cash collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in payable for securities lending on the statutory statements of admitted assets, liabilities, and surplus.

Other invested assets include the Company’s investments in derivatives, receivables for securities, affiliated and unaffiliated joint ventures, partnerships or limited liability companies, affiliated and unaffiliated residual tranches, tax credit investments, surplus notes, capital notes, and debt securities that lack meaningful cash flows.

Affiliated and unaffiliated joint ventures and partnerships or limited liability companies, are stated at their underlying GAAP equity, which approximates fair value, with a one-quarter lag adjusted for all capital and cash distributions and impairment charges for the quarter with changes recorded in net unrealized capital gains (losses), a component of unassigned surplus. Fair values of the affiliated and unaffiliated joint ventures and partnerships or limited liability companies, are determined using the underlying audited GAAP financial statements or audited trust statement value. Distributions of income from the affiliated joint ventures, partnerships or limited liability companies, are recorded as either reductions to carrying cost or as net investment income that is included in net investment income and amortization of IMR on the statutory statements of operations. The total investment in affiliated and unaffiliated joint ventures and partnerships or limited liability companies, was $2,538,452,188 and $1,316,867,192 as of December 31, 2025 and 2024, respectively. No portion of that amount was nonadmitted as of December 31, 2025. Of that amount, $2,080,261 was nonadmitted as of December 31, 2024.

Affiliated and unaffiliated residual tranches follow the practical expedient method, which requires carrying value to be reduced by cash distributions. Once the carrying value is reduced to zero, subsequent distributions are reported in net investment income. Net investment income is included in net investment income and amortization of IMR on the statutory statements of operations. The total investment in affiliated and unaffiliated residual tranches was $50,772,226 and $46,882,344 as of December 31, 2025 and 2024, respectively.

The Company invests in tax credit investments that generate tax credits and other tax benefits. The effect of recognition and measurement of these tax credit investments is to reduce federal income tax, premium tax, and net investment income. The carrying value is amortized over time as the tax credits and tax benefits are received and is included in net investment income. Net investment income is included in net investment income and amortization of IMR on the statutory statements of operations. As of December 31, 2025 and 2024, the Company’s total investment in projects that generate tax credits and other tax benefits from tax programs was $73,494,099 and $59,588,638, respectively.

Investments in surplus notes and capital notes are stated at amortized cost except for notes that have NAIC designation 3-6, as they are stated at lower of cost or market. Debt securities that lack meaningful cash flows are stated at lower of cost or market. As of December 31, 2025, the Company’s investment in surplus notes, capital notes, and debt securities that lack meaningful cash flows was $238,280,337. As of December 31, 2024, the Company’s investment in surplus notes and capital notes was $116,278,591.

The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred and to change the characteristics of the Company’s asset/liability mix, consistent with the Company’s risk management activities. Derivatives generally include swaps- foreign exchange, interest rate swaps, and purchase options-other call options and warrants. When derivative financial instruments meet specific criteria, they may be designated as accounting hedges and accounted for on an amortized cost basis in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded in net unrealized capital gains (losses), a component of unassigned surplus, and nonadmitted. Interest on swaps-foreign exchange, interest rate swaps, and purchase options-other call options and warrants is included in net investment income and amortization of IMR on the statutory statements of operations. Derivative financial instruments that are designated as accounting hedges are accounted for in the statutory statements of cash flows in a manner consistent with the hedged item. Derivative financial instruments that are not designated as accounting hedges are accounted for within net unrealized capital gains and losses in the statutory statements of cash flows.

The Company uses currency swaps-foreign exchange, when applicable, to hedge the foreign currency risk on debt issues that are payable in a currency other than U.S. dollars. Swaps-foreign exchange transactions generally involve the exchange of funds received in the course of principal and interest collections on securities denominated in a foreign currency to U.S. dollars at a predetermined rate. The Company designates certain of its swaps-foreign exchange as cash flow hedges when they are highly effective in offsetting the exposure of variations in cash flows for the hedged item. Gains and losses resulting from early termination of swaps-foreign exchange transactions that use hedge accounting are deferred and amortized over the remaining period originally covered by the swap. Gains and losses resulting from changes in fair value on swaps-foreign exchange that do not use hedge accounting are reported as unrealized gains (losses), a component of unassigned surplus.

The Company uses interest rate swaps to hedge the risk of interest rate volatility due to timing. Under an interest rate swap, the Company pays a one-time premium to the counterparty while the counterparty agrees to deliver at expiration, the value based on the current interest rate. Realized gains or losses resulting from unwinds are recognized through IMR. As these instruments contemplate hedging of interest rate risk, any realized gains or losses will be recognized on unwind. For contracts such as interest rate swaps, the resulting gain or loss would be deferred and amortized through the original stated maturity of the derivative.

The Company uses purchase options-other call options and warrants to hedge the risk of the crediting rates on indexed universal life (“IUL”) policies. Under a purchase options-other call options and warrants, the Company pays a one-time premium to the counterparty while the counterparty agrees to deliver at expiration, the value based on the S&P 500. Gains and losses resulting from early termination of purchased options-hedging other-call options and warrants transactions that use hedge accounting are deferred and amortized over the remaining period originally covered by the purchase option. Gains and losses resulting from changes in fair value on purchased options-hedging other-call options and warrants that do not use hedge accounting are reported as unrealized gains (losses), a component of unassigned surplus.

All derivatives’ market values change along with the underlying assets, currencies, and equity prices. The market value of purchased options-other call options and warrants cannot be less than zero and the market value of swaps can be less than zero. The Company may be required to post collateral, often in the form of cash against swaps with negative values.

For interest rate swaps and swaps-foreign exchange, the Company is exposed to credit-related losses in the amount of the net present value (“NPV”) of forecasted future cash flows for each swap leg in the event of nonperformance by the swap counterparty. For purchase options-other call options and warrants, the Company is exposed to credit-related losses in the amount of the option payoff amount in the event of a nonperformance by the counterparty. Counterparty risk is continually monitored along with criteria related to collateral requirements that are specified in the credit support annex of the International Swaps and Derivatives Association. Due to the investment grade rating of the counterparty, credit-related losses are considered to be very unlikely. Counterparty credit risk is further reduced by daily collateral postings.

Net investment income consists primarily of interest and dividends and is included in net investment income and amortization of IMR on the statutory statements of operations. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), collectively mortgage-backed securities (“MBS”), and ABS is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis.

Investment income due and accrued for which it is probable the balance is uncollectible is written off and charged to investment income and included in net investment income and amortization of IMR on the statutory statements of operations. Investment income due and accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due and accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Separate Accounts Assets—The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of common collective trusts held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from, and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income on the statutory statements of operations.

Policy Reserves—Policy reserves include life insurance contracts and annuity reserves, health and accident active life reserves, unearned premium reserves for health contracts, and reserves for deposit-type contracts.

Life insurance contract reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Reserves for individual life insurance that are not subject to PBR are valued using the Commissioners’ Reserve Valuation Method (“CRVM”), a net level premium method (“NLPM”), or other modified reserve methods, with prescribed mortality and interest rates. Reserves for life insurance that are subject to PBR are valued under the net premium reserve (“NPR”), deterministic reserve, or the stochastic reserve under VM-20, with prescribed interest rates. Mortality assumptions used under the NPR are based on the 2017 CSO mortality tables. The assumptions used for deterministic and stochastic reserve are the prudent estimate assumptions with margins developed internally, as required by VM-20. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, with prescribed interest rates. Group annuity reserves are valued using a net single premium method, with prescribed interest rates.

Health and accident active life reserves provide amounts estimated to adequately discharge estimated future obligations in excess of estimated future net premiums on policies in force. Such reserves are based on statutory mortality and interest assumptions. Morbidity assumptions are either industry experience or a blend of industry and Company experience. Voluntary lapse assumptions, when applicable, are based on Company experience with statutory limitations. Such reserves are calculated on a NLPM or on a one- or two-year preliminary term basis.

Unearned premium reserves reflect premiums paid or due to the Company prior to the statutory financial statement date, for the contract period subsequent to the statutory financial statement date.

Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and supplementary contracts in payout status without life contingencies are calculated using a NLPM.

The tabular interest, tabular less actual reserve released, and tabular cost are determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts, as prescribed.

Claim Reserves—Policy and contract claim reserves-life include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. The liabilities are continually reviewed and adjustments are reflected in the year they are made.

Policy and contract claim reserves-health include disabled life reserves that reflect amounts that are either not yet due or yet to arise on claims incurred with a continuing loss. Such reserves are based on statutory interest and claim termination rates based on either industry or a blend of the Company and industry experience in compliance with statutory requirements. Revisions of these estimates are reflected in operations in the year they are made.

Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Unpaid claim liabilities include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Such reserves are estimated based upon the Company’s and affiliates’ historical experience and other actuarial assumptions that consider the effects of current developments, payment patterns, membership patterns, anticipated trends, claim utilization, product changes, risk management programs, and other factors. The liabilities are continually reviewed and changes are reflected in the year they are made.

Reinsurance—In the normal course of business, the Company assumes and cedes insurance business from its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks, expand certain business lines, and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectibility and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the uncollectibility of amounts recoverable from reinsurers is confirmed. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.

Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established. Premiums due under reinsurance agreements are reported as negative uncollected premium in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities, and surplus. Experience refunds due under reinsurance agreements are reported as reinsurance recoverable on the statutory statements of admitted assets, liabilities, and surplus. Premiums due under reinsurance agreements with an insolvent reinsurer are reported as other amounts payable on reinsurance. See Note 9 for additional details related to the insolvent reinsurer.

Federal Income Taxes—The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).

Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.

In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.

The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Asset Valuation Reserve and Interest Maintenance Reserve—The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, preferred stocks, common stocks-affiliated, common stocks-unaffiliated, mortgage loans, real estate occupied by the Company, real estate held for sale by the Company, short-term investments, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized capital gains (losses), other than those resulting from interest rate changes, are credited to the AVR. All unrealized capital gains (losses) are charged to the AVR.

The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into net investment income, included in net investment income and amortization of IMR on the statutory statements of operations, over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an admitted asset up to 10% of the Company’s prior period general account adjusted capital and surplus. The prior period general account adjusted capital and surplus is calculated by excluding, if applicable, any positive goodwill, electronic data processing equipment and operating-system software, net DTA, and admitted disallowed IMR.

Net Premiums and Annuity Considerations and Related Commissions—Net life premiums are recognized as income over the premium-paying period of the policies. Net health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

Nonadmitted Assets—Certain assets designated as nonadmitted assets, principally net deferred tax assets, common stocks-affiliated, and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations—The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Morbidity/mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumptions, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates these risks through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Premiums Received in Advance—Premiums received in advance are those premiums that have been received by the Company prior to year end but which were due after year end. The total amount of advanced premiums is reported as a liability on the statutory statements of admitted assets, liabilities, and surplus and is not considered premium income until due.

Fair Value—Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to valuation. The input levels are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2—Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3—Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.

Other-Than-Temporary Declines in Fair Value—The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital gain (loss) on the statutory statements of operations.

For ABS, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the ABS is written down to fair value and the amount of the write-down is recorded as a realized capital gain (loss) on the statutory statements of operations.

If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the ABS is written down to the discounted estimated future cash flows and is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of limited partnerships generally when the underlying GAAP equity of the partnership is less than 80% of amortized cost or the limited partnership reports realized capital losses on their statutory financial statements or shows other indicators of loss. When an OTTI is recognized, the limited partnership is written down to fair value and the amount of the impairment is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

Correction of Errors—During 2025, the Company identified and corrected certain errors related to prior period financial statements. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the cumulative effect of these corrections were recorded as an adjustment to unassigned surplus: change in prior year adjustments on the statutory statements of changes in surplus in the period the error was identified. The aggregate overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024, was $5,440,794. The errors and related impacts are detailed below:

Correction of capital distribution and call transactions related to an other invested asset, resulting in a $20,364,648 understatement of net investment income and amortization of IMR on the statutory statements of operations and an overstatement of unassigned surplus: change in net unrealized capital gain (loss) on the statutory statements of operations, a $12,870,458 overstatement of asset valuation reserve on the statutory statements of admitted assets, liabilities, and surplus, understatement of unassigned surplus: change in asset valuation reserve on the statutory statements of changes in surplus, and a corresponding understatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024.

The Company made required minimum distribution payments attributable to prior periods for the single premium immediate fixed annuity product, resulting in a $8,092,625 understatement of policyholder benefits on the statutory statements of operations, an understatement of other liabilities on the statutory statements of admitted assets, liabilities, and surplus, and a corresponding overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024.

Corrected certain no lapse guarantee interest rates for life reserves. This resulted in a $10,218,627 understatement in policy reserves: life insurance contracts and annuity reserves on the statutory statements of admitted assets, liabilities, and surplus, understatement of net change in reserves on the statutory statements of operations, and a corresponding overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024.

During 2024, the Company identified and corrected certain errors related to prior period financial statements. In accordance with SSAP No. 3, the cumulative effect of these corrections were recorded as an adjustment to unassigned surplus: change in prior period adjustments on the statutory statements of changes in surplus in the period the error was identified. The aggregate overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2023, was $3,194,326. The errors and related impacts are detailed below:

Corrected interest margin and cost of insurance rates for life reserves. This resulted in a $3,605,674 overstatement of the prior year policy reserves: life insurance contracts and annuity reserves on the statutory statements of admitted assets, liabilities, and surplus, overstatement of net change in reserves on the statutory statements of operations, and a corresponding understatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2023.

Corrected an entry for policy loans to a gross basis instead of net basis. This resulted in a $6,800,000 overstatement of contract loans on the statutory statements of admitted assets, liabilities, and surplus, overstatement of net investment income and amortization of IMR on the statutory statements of operations, and a corresponding overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2023.

During 2023, the Company discovered and corrected an error in the trending of claim costs within the calculation of active life reserves within the Medicare supplement product, resulting in a prior year $6,311,701 understatement of health and accident active life reserves on the statutory statements of admitted assets, liabilities, and surplus, understatement of net change in reserves on the statutory statements of operations, and a corresponding overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2022. In accordance with SSAP No. 3, the impact of the error was recorded as an adjustment to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus in 2023.

Accounting Pronouncements—In December 2025, the NAIC adopted revisions to SSAP No. 37 Mortgage Loans, SSAP No. 2 Cash, Cash Equivalents, Drafts, and Short-Term Investments, and SSAP No. 40 Real Estate Investments, effective January 1, 2027. The revisions define a qualifying statutory investment trust that holds residential mortgage loans (RMLs), revises the accounting and reporting for such trusts, and updates various SSAPs to reflect the revised accounting and reporting for qualifying statutory investment trusts that hold RMLs. The adoption of the guidance is not expected to have a material financial statement impact on the Company’s financial statements.

In August 2025, the NAIC adopted revisions to SSAP No. 61 Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791. The revised guidance clarifies the evaluation of whether a reinsurance agreement/contract transfers risk under statutory accounting. The guidance is effective immediately for new/newly revised contracts and the impact of adoption was immaterial to the Company’s financial statements. The guidance is effective December 31, 2026 for existing contracts and the Company is currently evaluating the impact this guidance will have on the Company’s financial statements.

In March 2025, the NAIC adopted revisions to SSAP No. 1 Accounting Policies, Risks and Uncertainties, and Other Disclosures requiring modified coinsurance (“modco”) and funds withheld assets to be reported as restricted assets within the notes to the financial statements. See additional disclosures included in Note 2 to the statutory financial statements.

In August 2024, the NAIC issued updates to SSAP No. 21 Other Admitted Assets, effective prospectively January 1, 2025. The updates clarify that residuals, regardless of investment structure, follow the effective yield approach with a cap and provide an election for the cost recovery method. Upon adoption on January 1, 2025, the Company recorded a one-time reclassification from unrealized gains to realized gains totaling $21,054,583 with no impact to surplus.

In March 2024, the NAIC adopted revisions to SSAP No. 93 Investments in Tax Credit Structures and SSAP No. 94 State and Federal Tax Credits, effective January 1, 2025. The revised guidance expands and amends existing guidance to include all qualifying tax credit investments regardless of structure and type of state or federal tax credit program; change the application of the proportional amortization method from an election to a requirement; clarify the applicable guidance for accounting for tax credits; and revise tax credit disclosure requirements. The impact of adoption was immaterial to the Company’s financial statements.

In August 2023, the NAIC issued revisions to SSAP No. 26 Bonds and SSAP No. 43 Asset-Backed Securities, effective January 1, 2025. The revised guidance updates the definition of a bond, revises the accounting and reporting for bonds, and updates various SSAPs to reflect the revised bond definition.

Under the bond definition revisions, the carrying value of securities reclassified from bonds to another investment category was $115,943,741. The carrying value after transition for the securities reclassified that resulted in a change in measurement basis was $5,812,182. The total impact to surplus as a result of the reclassification was $(101,679) and is reported in unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus. In December 2024 and August 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, effective January 1, 2025, that revised the information presented in the annual audited financial statements, including category changes to both the bonds by type table and the contractual maturity table. See Note 2 to the statutory financial statements for the updated disclosures.

2.	INVESTMENTS

Bonds—The carrying value and fair value of investments in bonds, including ABS, by type, as of December 31, were as follows:

2025	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
Issuer credit obligations:
Bank loans—acquired—unaffiliated	$840,194,556	$1,589,097	$475,749	$841,307,904
Corporate bonds—unaffiliated	17,731,386,368	233,653,611	1,550,674,959	16,414,365,020
Municipal bonds—general obligations (direct and guaranteed)	111,303,694	1,412,204	10,625,846	102,090,052
Municipal bonds—special revenue	886,631,769	10,195,107	126,395,213	770,431,663
Non—U.S. sovereign jurisdiction	163,884,113	4,517,290	11,029,170	157,372,233
Project finance bonds issued by operating entities—unaffiliated	5,060,128	5,772	—	5,065,900
Single entity—backed obligations—unaffiliated	397,792,025	10,912,875	4,714,060	403,990,840
U.S. government obligations (exempt from RBC)	495,215,913	380,601	15,713,395	479,883,119

Total issuer credit obligations	20,631,468,566	262,666,557	1,719,628,392	19,174,506,731
ABS:
Financial ABS—self liquidating:
Agency CMBS—guaranteed (exempt from RBC)	267,269,634	3,247,363	11,108,187	259,408,810
Agency CMBS—not/partially guaranteed (not exempt from RBC)	400,403,717	12,374,944	7,056,890	405,721,771
Agency RMBS—guaranteed (exempt from RBC)	651,323,112	12,743,357	16,630,906	647,435,563
Agency RMBS—not/partially guaranteed (not exempt from RBC)	1,268,563,818	25,335,188	72,820,733	1,221,078,273
Non—agency collateralized loan obligation, collateralized bond obligation, collateralized debt obligation—unaffiliated	595,000,359	1,425,572	2,220,277	594,205,654
Non—agency CMBS—unaffiliated	728,233,562	9,453,925	29,959,431	707,728,056
Non—agency RMBS—unaffiliated	965,099,415	10,272,899	26,837,346	948,534,968
Other financial ABS—unaffiliated	1,858,041,994	18,278,767	38,442,262	1,837,878,499

Total ABS—financial—self liquidating	6,733,935,611	93,132,015	205,076,032	6,621,991,594
Non—financial ABS—practical expedient:
Lease—backed transactions—unaffiliated	859,116,085	16,900,879	3,927,404	872,089,560
Other non—financial ABS—unaffiliated	170,408,959	822,122	3,368,528	167,862,553

Total non—financial ABS—practical expedient	1,029,525,044	17,723,001	7,295,932	1,039,952,113

Non—financial ABS—full analysis:
Lease—backed transactions—unaffiliated	29,920,865	—	14,874	29,905,991

Total non—financial ABS—full analysis	29,920,865	—	14,874	29,905,991

Total ABS	7,793,381,520	110,855,016	212,386,838	7,691,849,698

Total	$28,424,850,086	$373,521,573	$1,932,015,230	$26,866,356,429

2024	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
U.S. governments	$1,000,900,405	$9,176,605	$54,368,363	$955,708,647
All other governments	132,605,035	1,038,494	15,377,485	118,266,044
States, territories, and possessions	4,931,453	—	194,303	4,737,150
Political subdivisions	194,399,438	1,570,373	27,029,202	168,940,609
Special revenue/assessment obligations	2,120,232,764	25,750,422	226,102,597	1,919,880,589
Industrial and miscellaneous	23,275,123,517	169,687,092	2,039,317,324	21,405,493,285
Hybrid securities	237,306,756	4,247,405	16,054,768	225,499,393
Bank loans—unaffiliated	216,706,199	774,111	25,764	217,454,546

Total	$27,182,205,567	$212,244,502	$2,378,469,806	$25,015,980,263

Bonds with an NAIC designation of 6 with carrying values of $634,780 and $356,617 as of December 31, 2025 and 2024, respectively, were stated at the lower of amortized cost or fair value.

The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 98% of the carrying value of the Company’s total bond portfolio as of December 31, 2025 and 2024.

The carrying value and fair value of investment in bonds as of December 31, 2025, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying Value	Fair Value
Issuer credit obligations:
Due in one year or less	$467,933,022	$467,240,718
Due after one year through five years	3,474,319,741	3,470,634,526
Due after five years through ten years	4,270,954,063	4,203,650,109
Due after ten years through twenty years	6,424,046,576	5,980,346,133
Due over twenty years	5,994,215,164	5,052,635,245

Total issuer credit obligations	20,631,468,566	19,174,506,731
ABS:
Due in one year or less	588,923,969	587,811,465
Due after one year through five years	2,833,402,261	2,828,332,655
Due after five years through ten years	912,435,813	902,122,392
Due after ten years through twenty years	1,294,584,031	1,268,966,296
Due over twenty years	2,164,035,446	2,104,616,890

Total ABS	7,793,381,520	7,691,849,698

Total	$28,424,850,086	$26,866,356,429

Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2025	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
Issuer credit obligations	$1,780,404,993	$42,419,264	$9,535,250,078	$1,677,209,128	$11,315,655,071	$1,719,628,392
ABS	1,000,532,743	21,646,033	1,909,178,926	190,740,805	2,909,711,669	212,386,838

Total	$2,780,937,736	$64,065,297	$11,444,429,004	$1,867,949,933	$14,225,366,740	$1,932,015,230

	Less than One Year		One Year or More		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
U.S. governments	$519,853,291	$23,969,905	$202,800,019	$30,398,458	$722,653,310	$54,368,363
All other governments	38,566,422	1,647,415	52,276,569	13,730,070	90,842,991	15,377,485
States, territories, and possessions	4,737,150	194,303	—	—	4,737,150	194,303
Political subdivisions	59,017,907	2,923,727	64,409,935	24,105,475	123,427,842	27,029,202
Special revenue/assessment obligations	507,983,153	13,392,214	799,999,998	212,710,383	1,307,983,151	226,102,597
Industrial and miscellaneous	3,988,487,532	116,914,019	10,374,011,415	1,922,403,305	14,362,498,947	2,039,317,324
Hybrid securities	20,673,584	137,365	115,901,287	15,917,403	136,574,871	16,054,768
Bank loans—unaffiliated	—	—	2,264,393	25,764	2,264,393	25,764

Total	$5,139,319,039	$159,178,948	$11,611,663,616	$2,219,290,858	$16,750,982,655	$2,378,469,806

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2025, 2109 securities were in an unrealized capital loss position one year or more with an average credit rating of A3 and were 98% investment grade. As of December 31, 2025, 460 securities were in an unrealized capital loss position less than one year with an average credit rating of A2 and were 99% investment grade. The Company does not believe the unrealized losses on investments represent an OTTI as of December 31, 2025.

The total recorded investment in restructured loans, bonds, and common stocks as of December 31, 2025 was $38,314,140. There was no investment in restructured bonds as of December 31, 2024.

Net realized capital losses for the years ended December 31, 2025, 2024, and 2023 include losses of $2,297,056, $8,079,941, and $25,973,105, respectively, resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows, and are not included in the table above.

Proceeds and the gross realized capital gains (losses) from the sales or disposals of bonds, common stocks-unaffiliated, and preferred stocks resulting in net realized capital gains (losses) for the years ended December 31, were as follows:

	2025	2024	2023
Proceeds from sales or disposals:
Bonds	$5,521,396,704	$4,597,318,146	$3,765,214,781

Common stocks—unaffiliated	$84,141,800	$55,500,313	$84,340,060

Preferred stocks	$—	$3,655,898	$—

Net realized capital gain (loss):
Bonds:
Gross realized capital gain from sales or other disposals	$42,129,781	$23,276,643	$14,926,434
Gross realized capital loss from sales or other disposals	(66,555,094)	(86,064,696)	(126,805,750)
OTTI gain (loss)	(2,297,056)	(8,079,941)	(25,973,105)

Net realized capital gain (loss) of bonds	$(26,722,369)	$(70,867,994)	$(137,852,421)

Common stocks—unaffiliated:
Gross realized capital gain from sales or other	$11,582,544	$6,652,932	$24,644,377
Gross realized capital loss from sales or other	—	(571,299)	(1,172,236)

Net realized capital gain (loss) of common stocks—unaffiliated	$11,582,544	$6,081,633	$23,472,141

Preferred stocks
Gross realized capital loss from sales or other	$—	$(1,344,102)	$—

Net realized capital gain (loss) of preferred stocks	$—	$(1,344,102)	$—

As of December 31, 2025 and 2024, the Company’s admitted disallowed IMR was $117,211,142 and $98,186,515, respectively, less than 10% of the Company’s adjusted and unadjusted general account capital and surplus as of September 30, 2025 and 2024. The admitted disallowed IMR was the result of fixed income investment losses that comply with the Company’s investment management policies, was not compelled by liquidity pressures, and did not include any realized losses from derivative terminations. There were no nonadmitted components of the Company’s IMR as of December 31, 2025 and 2024.

The Company’s adjusted general account capital and surplus as of September 30, 2025 and 2024, used to determine admitted disallowed IMR, as of December 31, was as follows:

	2025	2024
Prior period general account capital and surplus
Less:	$2,944,593,069	$2,549,563,487
Net DTA	138,653,330	137,091,171
Admitted disallowed IMR	115,481,982	73,413,331

Total	$2,690,457,757	$2,339,058,985

The percentage of admitted disallowed IMR to adjusted general account capital and surplus was 4.36% and 4.20% as of December 31, 2025 and 2024, respectively.

Preferred Stocks—As of December 31, 2025, the Company held redeemable preferred stocks of five separate issuers with a total carrying value of $16,020,150 and a total fair value of $16,198,350. As of December 31, 2024, the Company held redeemable preferred stocks of five separate issuers with a total carrying value of $16,020,150 and a total fair value of $16,064,385.

As of December 31, 2025 and 2024, the Company held perpetual preferred stocks of nine separate issuers with a total carrying value and a total fair value of $163,683,000 and $167,519,384, respectively. As of December 31, 2025 and 2024, the Company held a perpetual preferred stock with a single issuer and a total fair value of $100,000,000 that is restricted from future sale due to the purchasing agreement. As of December 31, 2025 and 2024, the Company held a perpetual preferred stock with two issuers that comprised approximately 87% and 84% of the total carrying value and fair value, respectively.

There were no material unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of preferred stocks for the years ended December 31, 2025 and 2024.

Common Stocks-Unaffiliated—There were no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of common stocks-unaffiliated for the year ended December 31, 2025 and 2024.

FHLB capital stock included within common stocks-unaffiliated as of December 31, was as follows:

	2025	2024
Membership stock—class A and not eligible for redemption	$500,000	$500,000
Activity stock	143,685,300	123,141,400
Excess stock	—	5,852,800

Total	$144,185,300	$129,494,200

As of December 31, 2025 and 2024, there were no other common stocks-unaffiliated with restrictions.

Mortgage Loans—The Company invests in mortgage loans collateralized principally by commercial real estate throughout the U.S. Mutual of Omaha and Companion participate in certain of the Company’s mortgage loans. During 2025, the minimum and maximum lending rates for new commercial mortgage loans were 4.26% and 7.17%, respectively. During 2024, the minimum and maximum lending rates for commercial mortgage loans were 5.17% and 7.14%, respectively. There were no new mezzanine mortgage purchases in 2025 or 2024. During 2025 and 2024, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 69% and 71%, respectively. The maximum percentage of any one mezzanine loan to the value of the collateral security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 74% as of December 31, 2025 and 2024.

The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial and mezzanine mortgage loans. The Company’s recorded investment in such loans totaled $276,394,203 and $343,551,655 as of December 31, 2025 and 2024, respectively. As of December 31, 2025, these loans were not impaired and no allowance for credit losses had been recorded. As of December 31, 2024, the Company had $100,000 of recorded investment in impaired loans related to these arrangements, for which no allowance for credit losses was recorded. The average recorded investment in impaired loans was $744,777 and $7,624,425 for the years ending December 31, 2025 and 2024, respectively. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2025 or 2024.

The Company’s mortgage loan portfolio includes 54 and 51 loan originators as of December 31, 2025 and 2024, respectively. Mortgage loan participation purchased from one loan originator comprise of approximately 16% and 13% of the portfolio book value as of December 31, 2025 and 2024, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentration in California of approximately 24% of the portfolio book value as of December 31, 2025 and 2024, respectively. The Company’s mortgage loan mezzanine portfolio consists of one loan originator as of December 31, 2025 and 2024.

Credit Quality Indicators—For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to current markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:

	Debt Service Coverage Ratios
2025	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$6,220,910,123	$154,317,675	$9,909,022	$6,385,136,820
65% to 75%	243,632,028	—	—	243,632,028

Total	$6,464,542,151	$154,317,675	$9,909,022	$6,628,768,848

	Debt Service Coverage Ratios
2024	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$5,115,532,480	$83,150,723	$20,300,286	$5,218,983,489
65% to 75%	235,048,719	878,579	—	235,927,298

Total	$5,350,581,199	$84,029,302	$20,300,286	$5,454,910,787

There were no mortgage loans with a loan-to-value ratio greater than 75% for the year ended December 31, 2025 and 2024, respectively.

Non-Accrual and Past Due Loans—The Company had $6,620,998,005 of loans in current status and $7,770,842 in loans that were over 180 days past due as of December 31, 2025. All of the Company’s loans were in current status as of December 31, 2024. The recorded investment for commercial and mezzanine loans where the interest rate was reduced was $116,186,111 and $135,887,826 as of December 31, 2025 and 2024, respectively. For the year ended December 31, 2025, the number of loans impacted, and the average interest rate reduction was 7 loans and 0.33%, respectively. For the year ended December 31, 2024, the number of loans impacted, and the average interest rate reduction was 11 loans and 0.77%, respectively.

Restricted Assets—Information related to the Company’s investment in restricted assets as of December 31, was as follows:

			Percentage
				Admitted
		Total	Gross	Restricted
	Gross	Admitted	Restricted	to Total
	Restricted	Restricted	to Total	Admitted
2025	Assets	Assets	Assets	Assets
Collateral held under security lending agreements	$1,175,664,291	$1,175,664,291	2.74%	2.77%
Letter stocks or securities restricted as to sale—excluding FHLB capital stocks	100,000,000	100,000,000	0.23	0.24
FHLB capital stocks	144,185,300	144,185,300	0.34	0.34
On deposit with states	3,455,768	3,455,768	0.01	0.01
Pledged collateral to FHLB (including assets backing funding agreements)	8,111,473,998	8,111,473,998	18.87	19.10
Assets held under funds withheld reinsurance agreements	2,154,445,618	2,154,445,618	5.02	5.07
Other	5,000	5,000	—	—

Total	$11,689,229,975	$11,689,229,975	27.21%	27.53%

			Percentage
				Admitted
		Total	Gross	Restricted
	Gross	Admitted	Restricted	to Total
	Restricted	Restricted	to Total	Admitted
2024	Assets	Assets	Assets	Assets
Collateral held under security lending agreements	$1,355,844,576	$1,355,844,576	3.35%	3.39%
Subject to repurchase agreements	95,844,996	95,844,996	0.24%	0.24%
Letter stocks or securities restricted as to sale—excluding FHLB capital stocks	100,000,000	100,000,000	0.25	0.25
FHLB capital stocks	129,494,200	129,494,200	0.32	0.32
On deposit with states	3,462,646	3,462,646	0.01	0.01
Pledged collateral to FHLB (including assets backing funding agreements)	5,032,724,455	5,032,724,455	12.43	12.56
Other	5,000	5,000	—	—

Total	$6,717,375,873	$6,717,375,873	16.60%	16.77%

Information related to collateral received and reflected as assets within the Company’s statutory statements of admitted assets, liabilities, and surplus as of December 31, 2025 was as follows:

					Percentage
	Carrying Value		Fair Value		Carrying Value
	Collateral	Funds Withheld	Collateral	Funds Withheld	Assets	Admitted Assets
General account:
Cash, cash equivalents, and short—term investments	$107,580,000	$107,086,692	$107,580,000	$107,083,309	0.51%	0.52%
Bonds—issuer credit obligations	—	1,868,944,472	—	1,636,070,745	4.43	4.49
Bonds—ABS	—	173,849,819	—	154,049,861	0.41	0.42
Other long—term invested assets	—	4,564,635	—	3,655,307	0.01	0.01
Collateral held under security lending agreements	1,175,664,291	—	1,176,307,982	—	2.80	2.81

Total	$1,283,244,291	$2,154,445,618	$1,283,887,982	$1,900,859,222	8.16%	8.25%

Net Investment Income and Amortization of IMR—The sources of net investment income (loss) and amortization of IMR for the years ended December 31, were as follows:

	2025	2024	2023
Bonds	$1,377,947,059	$1,280,147,381	$1,041,074,693
Preferred stocks	5,351,634	5,996,411	4,793,182
Common stocks—affiliated	31,100,000	—	29,000,000
Mortgage loans	291,765,394	219,764,879	164,092,932
Real estate	18,667,248	19,766,856	20,130,780
Contract loans	19,515,724	15,549,406	13,300,311
Cash and cash equivalents	11,768,322	11,357,722	5,274,284
Short—term investments	13,177,864	13,892,879	10,407,115
Other invested assets	152,408,574	77,962,310	49,620,958
Derivative instruments	29,756,867	28,569,938	24,570,535
Other	3,086,728	(254,004)	(2,843,509)

Gross investment income	1,954,545,414	1,672,753,778	1,359,421,281
Amortization of IMR	(1,046,692)	(3,131,505)	3,177,460
Investment expenses	(43,749,797)	(53,507,722)	(49,309,713)

Net investment income and amortization of IMR	$1,909,748,925	$1,616,114,551	$1,313,289,028

As of December 31, 2025 and 2024, the gross asset and net admitted asset amount for interest income due and accrued was $291,739,180 and $285,020,975, respectively. As of December 31, 2025 and 2024, there was not any aggregate deferred interest and investment income due and accrued excluded from surplus, or cumulative amounts of paid-in-kind interest included in the cumulative principal balance.

Tax Credit Investments—The amount of tax credits and other tax benefits recognized during 2025 and 2024 was $13,885,252 and $12,927,851, respectively. The amount of investment amortization and non- income tax related activity recognized as a component of net investment income, and other returns allocated that were recognized outside of income tax expense during 2025 was $17,020,186.

The following tax credits are expected to be generated in the year indicated below:

Years	Transferable/ Certificated	Non—Transferable	Total
2026	$—	$12,065,519	$12,065,519
2027	—	12,825,584	12,825,584
2028	—	12,925,795	12,925,795
2029	—	10,923,280	10,923,280
2030	—	8,421,966	8,421,966
Thereafter	—	19,942,756	19,942,756

Total	$—	$77,104,900	$77,104,900

The amount of admitted, non-transferable, state and federal tax credits in 2025 was $73,494,099.

Capital commitments related to tax credit investments as of December 31, 2025 were $9,336,391 and are expected to be paid 2026 through 2035.

3.	ASSET-BACKED SECURITIES

Aging of unrealized capital losses on the Company’s ABS as of December 31, was as follows:

	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2025	Value	Loss	Value	Loss	Value	Loss
ABS—financial—self liquidating	$817,988,408	$19,559,721	$1,764,702,528	$185,516,311	$2,582,690,936	$205,076,032
Non—financial ABS—practical expedient	182,544,335	2,086,312	144,476,398	5,224,494	327,020,733	7,310,806

Total	$1,000,532,743	$21,646,033	$1,909,178,926	$190,740,805	$2,909,711,669	$212,386,838

	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2024	Value	Loss	Value	Loss	Value	Loss
MBS:
Commercial	$331,797,896	$7,974,847	$581,711,756	$72,397,563	$913,509,652	$80,372,410
Residential	628,685,248	23,242,682	734,766,490	129,495,837	1,363,451,738	152,738,519

	960,483,144	31,217,529	1,316,478,246	201,893,400	2,276,961,390	233,110,929
Other ABS	397,188,177	4,899,105	935,202,493	69,279,227	1,332,390,670	74,178,332

Total	$1,357,671,321	$36,116,634	$2,251,680,739	$271,172,627	$3,609,352,060	$307,289,261

A portion of the ABS portfolios are backed by collateral guaranteed or insured by a government agency. As of December 31, 2025, 33% of the carrying value of the ABS portfolio was guaranteed by a government agency. As of December 31, 2024, 61% of the carrying value of the RMBS portfolio and 40% of the carrying value of the CMBS portfolio was guaranteed by a government agency.

There was no OTTI on ABS portfolios related to the intent to the sell, inability or lack of intent to hold for a period of time sufficient to recover the amortized cost basis of the security, or based on the present value of future cash flows expected to be less than amortized cost basis of the security during 2025. There was $1,964,417 of OTTI on ABS related to the intent to the sell, inability or lack of intent to hold for a period of time sufficient to recover the amortized cost basis of the security during 2024. There was no OTTI on ABS based on the present value of future cash flows expected to be less than amortized cost basis of the security during 2024, as shown in the following table:

	Amortized Cost
	Basis Before	Present Value		Amortized Cost	Fair Value	Date of Financial
	Current Period	of Projected	Recognized	Basis After	at the Date of	Statement Where
	OTTI	Cash Flows	OTTI	OTTI	Impairment	Reported
CUSIP:
12595BBD2	$4,986,340	$3,302,500	$1,683,840	$3,302,500	$3,302,500	09/30/2024
12532CAC9	1,477,577	1,197,000	280,577	1,197,000	1,197,000	09/30/2024

Total	$6,463,917	$4,499,500	$1,964,417	$4,499,500	$4,499,500

4.	FAIR VALUE MEASUREMENTS

The categorization and input level of the Company’s financial instruments measured and reported at fair value, as of December 31, were as follows:

	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical Assets	Observable	Unobservable
	or Liabilities	Inputs	Inputs
2025	(Level 1)	(Level 2)	(Level 3)	Total
Assets at fair value:
Preferred stocks
Industrial and miscellaneous	$—	$20,683,000	$—	$20,683,000

Total preferred stocks	—	20,683,000	—	20,683,000
Common stocks				—
Industrial and miscellaneous	—	144,185,300	—	144,185,300

Total common stocks	—	144,185,300	—	144,185,300
Other invested assets				—
Other invested assets—capital notes	—	775,214	—	775,214
Other invested assets—debt securities that lack meaningful cash flows	—	—	336,469	336,469

Total other invested assets	—	775,214	336,469	1,111,683
Bonds				—
Issuer credit obligations	—	125,986	406,844	532,830

Total bonds	—	125,986	406,844	532,830
Securities lending cash collateral	1,175,664,291	—	—	1,175,664,291
Separate accounts	472,254,209	331,515,121	—	803,769,330
Derivative assets
Options	—	120,013,734	—	120,013,734
Interest rate swaps	—	37,697	—	37,697

Total derivative assets	—	120,051,431	—	120,051,431

Total assets at fair value	$1,647,918,500	$617,336,052	$743,313	$2,265,997,865

Liabilities at fair value:
Securities lending cash collateral	$1,175,664,291	$—	$—	$1,175,664,291
Derivative liabilities				—
Options	—	160,698	—	160,698
Interest rate swaps	—	14,993	—	14,993

Total derivative liabilities	—	175,691	—	175,691
Derivative cash collateral	107,580,000	—	—	107,580,000

Total liabilities at fair value	$1,283,244,291	$175,691	$—	$1,283,419,982

	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical Assets	Observable	Unobservable
	or Liabilities	Inputs	Inputs
2024	(Level 1)	(Level 2)	(Level 3)	Total
U.S. corporate	$—	$—	$81,234	$81,234
Common stocks—unaffiliated	—	129,494,200	—	129,494,200
Securities lending and repurchase agreement cash collateral	1,451,689,572	—	—	1,451,689,572
Derivative assets	—	76,913,149	—	76,913,149
ABS	—	—	36,469	36,469
State and political subdivisions securities	—	238,914	—	238,914
Preferred stocks	—	26,298,380	—	26,298,380
Securities lending and repurchase agreement cash collateral liability	(1,451,689,572)	—	—	(1,451,689,572)
Derivative cash collateral held liability	(228,082,000)	—	—	(228,082,000)

Total without separate accounts	(228,082,000)	232,944,643	117,703	4,980,346
Separate accounts	455,492,205	1,505,176,551	—	1,960,668,756

Total	$227,410,205	$1,738,121,194	$117,703	$1,965,649,102

A description of the significant inputs and valuation techniques used to determine fair value for Level 2 and Level 3 assets and liabilities on a recurring basis is as follows:

Level 2 Measurements

Preferred Stocks—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in markets that are not considered active.

Common Stocks—These FHLB capital stocks are only redeemable at par, so the fair value is presumed to be par.

Other Invested Assets-Capital Notes—Fair values are based on evaluated prices received from third-party providers. The evaluated prices are based on analytical evaluations using models and comparables.

Issuer Credit Obligations—Prices for Public issuance are determined by independent third-party sources and employing a market approach wherever reliable observable pricing exists and transitions to an income approach as liquidity declines or structural complexity increases, while consistently calibrating models back to real market behavior. Prices for Private issuance are determined using the income approach using market observable inputs.

Separate Accounts—Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available, and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.

Derivative Assets and Derivative Liabilities—These derivatives are principally valued using an income approach. The valuation of these securities is based on present value techniques, which utilize significant inputs that may include implied volatility, swap yield curve, and repurchase rates.

State and Political Subdivisions Securities—These securities are principally valued using the market approach, which uses prices and other relevant information generated by market transactions for similar assets. The valuation of these securities is based primarily on quoted prices in active markets, or through the use of matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread from the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Level 3 Measurements

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates, causing these investments to be classified in Level 3.

Other Invested Assets-Debt Securities that Lack Meaningful Cash Flows—For other invested assets - debt securities that lack meaningful cash flows for which market values are not readily available, fair values are estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Issuer Credit Obligations—These securities are principally valued using the market and income approaches with significant adjustments that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including additional significant spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

U.S. Corporate—These securities are principally valued using the market and income approaches with significant adjustments that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including additional spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates generally causing these investments to be classified in Level 3. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

ABS—These securities are principally valued using the market approach. The valuation of these securities is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations.

Net Transfers into and out of Level 3—Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, were as follows:

	Balance	Capital Gain (Loss)			Settlements,	Net	Net	Balance
	Jan 1,	Included in			Paydowns, and	Transfers Into	Transfers Out of	Dec 31,
	2025	Net Income (Loss)	Purchases	Sales	Amortizations	Level 3	Level 3	2025
Other invested assets	$36,469	$—	$300,000	$—	$—	$—	$—	$336,469
Issuer credit obligations	81,234	(934,001)	—	(72,400)	(3,465)	1,335,476	—	406,844

Total	$117,703	$(934,001)	$300,000	$(72,400)	$(3,465)	$1,335,476	$—	$743,313

	Balance	Capital Gain (Loss)			Settlements,	Net	Net	Balance
	Jan 1,	Included in			Paydowns, and	Transfers Into	Transfers Out of	Dec 31,
	2024	Net Income (Loss)	Purchases	Sales	Amortizations	Level 3	Level 3	2024
ABS	$227,277	$1,803	$—	$—	$(192,611)	$—	$—	$36,469
All other governments	447,350	430,888	—	(878,238)	—	—	—	—
U.S. corporate	2,097,658	(48,862)	—	(2,101,508)	38,506	160,440	(65,000)	81,234
Commercial MBS	1,477,577	(472,097)	—	(1,005,480)	—	—	—	—

Total	$4,249,862	$(88,268)	$—	$(3,985,226)	$(154,105)	$160,440	$(65,000)	$117,703

Fair Value of Financial Instruments—The carrying value, fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:

						Not
						Practicable
	Carrying	Fair				(Carrying
2025	Value	Value	Level 1	Level 2	Level 3	Value)
Financial assets:
Issuer credit obligations	$20,631,468,566	$19,174,506,731	$—	$15,686,601,404	$3,487,905,327	$—
ABS	$7,793,381,520	$7,691,849,698	$—	$7,030,309,385	$661,540,313	$—
Preferred stocks	$179,703,150	$179,280,339	$—	$79,280,339	$—	$100,000,000
Common stocks—unaffiliated	$151,430,627	$151,430,627	$—	$144,185,300	$—	$7,245,327
Mortgage loans	$6,628,768,847	$6,556,278,959	$—	$—	$6,556,278,959	$—
Other invested assets—surplus notes	$125,399,169	$96,940,352	$—	$96,940,352	$—	$—
Other invested assets—capital notes	$112,544,699	$111,574,413	$—	$111,574,413	$—	$—
Other invested assets—debt securities that lack meaningful cash flows	$336,469	$665,992	$—	$—	$665,992	$—
Contract loans	$444,898,287	$444,898,287	$—	$—	$—	$444,898,287
Cash and cash equivalents	$18,615,434	$18,611,139	$18,611,139	$—	$—	$—
Short—term investments	$166,800,000	$166,800,000	$—	$166,800,000	$—	$—
Securities lending and repurchase agreement cash collateral	$1,175,664,291	$1,176,307,982	$1,176,307,982	$—	$—	$—
Other invested assets—derivative assets	$157,178,262	$209,133,238	$—	$209,133,238	$—	$—
Financial liabilities:
Deposit—type contracts	$10,473,702,656	$10,016,728,914	$—	$—	$10,016,728,914	$—
Securities lending and repurchase agreement cash collateral liability	$1,175,664,291	$1,176,307,982	$1,176,307,982	$—	$—	$—
Other liabilities—derivative cash collateral	$107,580,000	$107,580,000	$107,580,000	$—	$—	$—
Other liabilities—derivative liabilities	$121,050,740	$62,687,104	$—	$62,687,104	$—	$—
Borrowings	$151,852,885	$151,852,885	$151,845,569	$7,316	$—	$—

2024	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$27,182,205,567	$25,015,980,263	$—	$22,183,484,088	$2,832,496,175	$—
Preferred stocks	$185,318,530	$183,583,769	$—	$83,583,769	$—	$100,000,000
Common stocks—unaffiliated	$136,739,527	$136,739,527	$—	$129,494,200	$—	$7,245,327
Mortgage loans	$5,454,910,787	$5,166,206,906	$—	$—	$5,166,206,906	$—
Other invested assets—surplus notes	$116,278,591	$85,166,499	$—	$85,166,499	$—	$—
Contract loans	$345,366,146	$345,366,146	$—	$—	$—	$345,366,146
Cash and cash equivalents	$(14,330,014)	$(14,330,014)	$(14,330,014)	$—	$—	$—
Short—term investments	$248,531,062	$248,546,454	$—	$248,546,454	$—	$—
Securities lending and repurchase agreement cash collateral	$1,451,689,572	$1,452,730,266	$1,452,730,266	$—	$—	$—
Other invested assets—derivative assets	$218,342,885	$224,820,927	$—	$224,820,927	$—	$—
Financial liabilities:
Deposit—type contracts	$8,922,218,018	$8,326,767,419	$—	$—	$8,326,767,419	$—
Securities lending and repurchase agreement cash collateral liability	$1,451,689,572	$1,452,730,266	$1,452,730,266	$—	$—	$—
Other liabilities—derivative cash collateral	$228,082,000	$228,082,000	$228,082,000	$—	$—	$—
Other liabilities—derivative liabilities	$10,623,006	$2,087,371	$—	$2,087,371	$—	$—
Borrowings	$140,417,583	$140,417,583	$140,417,583	$—	$—	$—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Issuer Credit Obligations and ABS (“Bonds”)—Fair values for bonds are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Preferred Stocks—Fair values for preferred stocks are based on market value, where available. For preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date. It is not practicable to determine fair value in certain private preferred stocks.

Common Stocks-Unaffiliated—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in active markets. It is not practicable to measure the fair value in certain common stocks-unaffiliated when using the equity method and when measuring fair value in certain private stocks.

Mortgage Loans—Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Other Invested Assets-Surplus Notes and Capital Notes—Fair values are based on evaluated prices received from third-party providers. The evaluated prices are based on analytical evaluations using models and comparables.

Other Invested Assets-Debt Securities That Lack Meaningful Cash Flows—For other invested assets-debt securities that lack meaningful cash flows for which market values are not readily available, fair values are estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Contract Loans—Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2025 and 2024, the effective interest rates were 5.53% and 5.59%, respectively.

Cash and Cash Equivalents—The carrying value for cash and cash equivalents approximates fair value.

Short-Term Investments—The carrying value of short-term unsecured revolving credit notes approximates fair value and is included within Level 2 due to the internal nature and with no public market.

Securities Lending and Repurchase Agreement Cash Collateral, Other Liabilities-Derivative Cash Collateral, and Securities Lending and Repurchase Agreement Cash Collateral Liability—Comprised of U.S. Direct Obligation/Full Faith and Credit Exempt money market instruments, commercial paper, cash, and all highly-liquid debt securities purchased with an original maturity of less than three months. The money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. If public quotations are not available for commercial paper or debt securities, because of the highly-liquid nature of these assets, the carrying value may be used to approximate fair value.

Other Invested Assets-Derivative Assets and Other Liabilities-Derivative Liabilities—These derivatives are principally valued using an income approach. The valuation of these securities is based on present value techniques and option pricing models, which utilize significant inputs that may include implied volatility, the swap yield curve, and repurchase rates.

Deposit-Type Contracts—Fair values of guaranteed interest contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying amount for all other deposit-type contracts approximates fair value.

Borrowings—Fair values of long-term FHLB borrowings are estimated by discounting expected future cash flows using current interest rates for debt with comparable terms and are included within Level 2. Fair values of short-term FHLB borrowings and other borrowings approximates carrying value and are included within Level 1. The carrying value of short-term unsecured revolving credit notes approximates fair value and is included within Level 2 due to the internal nature and with no public market.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The following table summarizes the Company’s derivative financial instruments as of December 31:

2025	Notional Amount	Credit Exposure	Carrying Value		Fair Value
			Assets	Liabilities	Assets	Liabilities
Foreign currency swaps	$2,477,319,701	$39,609,028	$37,126,831	$120,875,049	$89,081,807	$62,511,413
Interest rate swaps	87,500,000	1,029,786	37,697	14,993	37,697	14,993
Purchase options—other call options and warrants	1,675,809,772	—	120,013,734	160,698	120,013,734	160,698

Total	$4,240,629,473	$40,638,814	$157,178,262	$121,050,740	$209,133,238	$62,687,104

	Notional	Credit	Carrying Value		Fair Value
2024	Amount	Exposure	Assets	Liabilities	Assets	Liabilities
Foreign currency swaps	$2,303,840,798	$37,407,420	$141,429,736	$10,584,000	$147,907,778	$2,048,365
Interest rate swaps	104,750,000	1,557,810	—	39,006	—	39,006
Purchase options—other call options and warrants	1,117,444,144	—	76,913,149	—	76,913,149	—

Total	$3,526,034,942	$38,965,230	$218,342,885	$10,623,006	$224,820,927	$2,087,371

The changes in value of derivatives for the years ended December 31, were reported on the statutory financial statements as follows:

	Unassigned	Net Realized	Net Investment
2025	Surplus	Capital Gain (Loss)	Income
Foreign currency swaps	$(214,593,954)	$46,043	$29,751,519
Interest rate swaps	61,709	(893,300)	5,348
Purchase options—other call options and warrants	13,615,591	40,237,080	—

Total	$(200,916,654)	$39,389,823	$29,756,867

	Unassigned	Net Realized	Net Investment
2024	Surplus	Capital Gain (Loss)	Income
Foreign currency swaps	$96,520,703	$4,784,947	$28,567,970
Interest rate swaps	(39,006)	(187,500)	1,968
Purchase options—other call options and warrants	2,945,728	31,284,094	—

Total	$99,427,425	$35,881,541	$28,569,938

	Unassigned	Net Realized	Net Investment
2023	Surplus	Capital Gain (Loss)	Income
Foreign currency swaps	$(69,297,919)	$6,707,145	$25,103,866
Interest rate swaps	—	376,750	—
Purchase options—other call options and warrants	27,049,089	4,438,957	—

Total	$(42,248,830)	$11,522,852	$25,103,866

The net gains and losses recognized in unrealized gains (losses), representing interest rate swaps and purchase options-other call options and warrants gain or loss, excluded from the assessment of hedge effectiveness was a net gain of $13,677,300 and $2,906,722 as of December 31, 2025 and 2024, respectively.

Certain of the Company’s derivative instruments contain provisions requiring collateral against fair value subject to minimum transfer amounts. The aggregate fair value of all the derivative instruments with collateral features resulted in a net asset of $146,446,134 and $222,733,557 as of December 31, 2025 and 2024, respectively. The Company did not pledge collateral as of December 31, 2025 or 2024. The Company was holding $107,580,000 and $228,082,000 of cash collateral reflected as assets and liabilities within the statutory financial statements as of December 31, 2025 and 2024, respectively. The Company was holding $60,047,105 of securities collateral reflected as assets and liabilities within the statutory financial statements as of December 31, 2025. The Company held no securities collateral as of December 31, 2024.

There were no financial instruments with off-balance sheet risk as of December 31, 2025. The value of financial instruments with off-balance sheet risk included assets of $1,335,788,086 and liabilities of $314,717,200 as of December 31, 2024. The amount of potential exposure related to the off-balance sheet risk of counterparties failing to completely perform according to the terms of the contract and any collateral proved to be of no value was $40,638,814 and $38,965,230 as of December 31, 2025 and 2024, respectively.

6.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2025, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual DMLT Trust; Mutual of Omaha Holdings and its subsidiaries; OFHI and certain of its subsidiaries including MMSI; Mutual of Omaha Mortgage and its subsidiary Review Counsel LLC; Omaha Health; Omaha Supplemental; Companion; Medicare Advantage Company; Mutual Structured Settlement; Omaha Re; United DMLT Trust; and United World. The Company also files state income tax returns in certain jurisdictions.

Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

There were no deposits reported as admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.

The Inflation Reduction Act, enacted August 16, 2022, included a new corporate alternative minimum tax effective for years beginning after 2022. The Company has determined that it is a non-applicable reporting entity.

Federal and foreign income tax (benefit) incurred for the years ended December 31, consisted of the following major components:

	2025	2024	2023
Current federal income tax (benefit) Current foreign income tax (benefit)	$119,738,853 454,568	$110,960,376 533,994	$86,532,887 3,059,152

Federal and foreign income tax (benefit)	120,193,421	111,494,370	89,592,039
Federal income tax (benefit) on net realized capital gain (loss)	18,270,581	(6,136,628)	(15,018,578)

Total federal and foreign income tax (benefit)	138,464,002	105,357,742	74,573,461
Change in net deferred income tax (benefit)	(61,425,742)	(38,159,953)	(59,465,623)

Total federal and foreign income tax (benefit) incurred	$77,038,260	$67,197,789	$15,107,838

Reconciliations between federal and foreign income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:

	2025	2024	2023
Net income (loss) from operations before federal and foreign income tax (benefit) and net realized capital gain (loss)	$321,730,596	$413,650,353	$252,958,399
Net realized capital gain (loss) before federal and foreign income tax (benefit) and transfers to (from) IMR	38,676,320	(39,772,990)	(95,803,494)

Total pre—tax income (loss)	360,406,916	373,877,363	157,154,905
Statutory tax rate	21%	21%	21%

Expected federal and foreign income tax (benefit) incurred	75,685,452	78,514,246	33,002,530
Prior year adjustments	(332,335)	(882,514)	193,141
Non—taxable investment income	(10,378,303)	(3,889,006)	(7,477,750)
Amortization and release of IMR	219,805	1,039,933	(385,160)
Nonadmitted tax assets in surplus	(6,690,022)	(634,113)	(3,158,488)
Reserve adjustments to surplus	36,460,486	1,388,543	469,963
Adjustments to ceding commissions	(8,629,447)	(7,961,909)	(5,641,211)
Tax credits—net of amortization	(10,202,715)	(1,339,865)	(742,395)
Other	905,339	962,474	(1,152,792)

Total federal and foreign income tax (benefit) at effective tax rate	$77,038,260	$67,197,789	$15,107,838

There were no net operating loss carryforwards as of December 31, 2025.

The following income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

Ordinary	Capital	Total	Year
XXX	$18,270,581	$18,270,581	2025
XXX	—	—	2024
XXX	—	—	2023

XXX	$18,270,581	$18,270,581

As of December 31, 2025, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

The components of DTA and DTL as of December 31, were as follows:

	2025
	Ordinary	Capital	Total
Gross DTA	$574,570,932	$14,079,791	$588,650,723
Nonadmitted DTA	(322,599,983)	—	(322,599,983)

Net admitted DTA	251,970,949	14,079,791	266,050,740
DTL	(70,477,926)	(55,316,572)	(125,794,498)

Net DTA (DTL)	$181,493,023	$(41,236,781)	$140,256,242

	2024
	Ordinary	Capital	Total
Gross DTA	$521,796,664	$14,536,349	$536,333,013
Nonadmitted DTA	(265,158,984)	—	(265,158,984)

Net admitted DTA	256,637,680	14,536,349	271,174,029
DTL	(69,346,216)	(72,366,073)	(141,712,289)

Net DTA (DTL)	$187,291,464	$(57,829,724)	$129,461,740

The Company has admitted DTAs as of December 31, as follows:

	2025
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$12,971,156	$12,971,156

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$127,285,086	$—	$127,285,086

1. Adjusted gross DTA expected to be realized following the balance sheet date	$127,285,086	$—	$127,285,086
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	418,736,814
Adjusted gross DTA that can be offset against DTL	124,685,863	1,108,635	125,794,498

DTA admitted as the result of application of SSAP No. 101	$251,970,949	$14,079,791	$266,050,740

	2024
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$1,783,410	$1,783,410

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$116,147,880	$11,530,450	$127,678,330

1. Adjusted gross DTA expected to be realized following the balance sheet date	$116,147,880	$11,530,450	$127,678,330
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	378,552,334
Adjusted gross DTA that can be offset against DTL	140,489,800	1,222,489	141,712,289

DTA admitted as the result of application of SSAP No. 101	$256,637,680	$14,536,349	$271,174,029

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 824% and 804% as of December 31, 2025 and 2024, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $3,316,437,893 and $2,975,178,292 as of December 31, 2025 and 2024, respectively.

The impact of tax planning strategies as of December 31, were as follows:

	2025		2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross DTAs	$574,570,932	$14,079,791	$521,796,664	$14,536,349	$52,774,268	$(456,558)
% of total adjusted gross DTAs attributable to the impact of tax planning strategies	0.0%	81.9%	0.0%	79.3%	0.0%	2.6%
Net admitted adjusted gross DTAs	$251,970,949	$14,079,791	$256,637,680	$14,536,349	$(4,666,731)	$(456,558)
% of total net admitted adjusted gross DTAs attributable to the impact of tax planning strategies	0.0%	81.9%	0.0%	79.3%	—%	2.6%

The Company’s tax planning strategy did not include reinsurance.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:

	2025	2024	Change
DTA
Ordinary
Policy reserves	$214,413,755	$199,751,312	$14,662,443
Deferred acquisition costs	315,758,352	282,878,090	32,880,262
Fixed assets	1,357,830	1,367,906	(10,076)
Compensation and benefit accruals	4,740,786	4,828,493	(87,707)
Nonadmitted assets	35,445,911	28,754,713	6,691,198
Other	2,854,298	4,216,150	(1,361,852)

Subtotal	574,570,932	521,796,664	52,774,268
Nonadmitted DTA	(322,599,983)	(265,158,984)	(57,440,999)

Admitted ordinary DTA	251,970,949	256,637,680	(4,666,731)

Capital - investments	14,079,791	14,536,349	(456,558)

Admitted capital DTA	14,079,791	14,536,349	(456,558)

Admitted DTA	266,050,740	271,174,029	(5,123,289)

DTL:
Ordinary:
Investments	(37,598,732)	(29,178,208)	(8,420,524)
Policy reserves	(1,935,455)	(15,684,624)	13,749,169
Advanced commissions	(30,790,229)	(24,295,687)	(6,494,542)
Other	(153,510)	(187,697)	34,187

Subtotal	(70,477,926)	(69,346,216)	(1,131,710)

Capital:
Investments	(55,316,572)	(72,366,073)	17,049,501

Subtotal	(55,316,572)	(72,366,073)	17,049,501

DTL	(125,794,498)	(141,712,289)	15,917,791

Net admitted DTA	$140,256,242	$129,461,740	$10,794,502

The Company’s deferred tax liability does not include a deferred tax liability for investment in subsidiaries.

The change in net deferred income tax (benefit), exclusive of nonadmitted assets reported separately from the change in net deferred income tax (benefit) in surplus, during the years ended December 31, was comprised of the following:

	2025	2024	Change
DTA	$588,650,723	$536,333,013	$52,317,710
DTL	(125,794,498)	(141,712,289)	15,917,791

Net DTA	$462,856,225	$394,620,724	68,235,501

Tax effect of unrealized capital gain (loss)			(6,809,759)

Change in net deferred income tax (benefit)			$61,425,742

	2024	2023	Change
DTA	$536,333,013	$505,751,674	$30,581,339
DTL	(141,712,289)	(140,280,383)	(1,431,906)

Net DTA	$394,620,724	$365,471,291	29,149,433

Tax effect of unrealized capital gain (loss)			9,010,520

Change in net deferred income tax (benefit)			$38,159,953

7.	RELATED PARTY INFORMATION

The Company’s investments in non-insurance subsidiary, controlled, or affiliated entities’ (“SCA”), as of December 31, were as follows:

	2025		2024
	Admitted	Nonadmitted	Admitted	Nonadmitted
EMLT-U	$1,592,956,958	$—	$414,681,974	$—
MOOF Fund	$240,966,342	$—	$232,367,949	$—
DMLT Trust	$181,327,268	$—	$214,706,346	$—
Cloverlay	$34,285,472	$—	$30,959,153	$—
Boston Fund	$20,948,663	$—	$24,157,395	$—
MGG Fund	$15,470,284	$—	$18,951,696	$—
Fulcrum	$5,016,940	$—	$9,015,814	$—
MHEG Fund	$7,340,515	$—	$8,874,978	$—
United DMLT Trust	$1,831,589	$—	$2,168,751	$—
LCN	$709,690	$—	$67,734	$—

The audited statutory surplus of the Company’s wholly owned insurance SCA, Omaha Re, reflects a departure from the NAIC SAP for a prescribed practice from the NDOI, which requires an excess of loss asset to be recorded as an admitted asset. The Company, however, has adjusted the investment in Omaha Re to be consistent with NAIC SAP, which does not allow the excess of loss asset to be an admitted asset.

The Company has an investment in a New York domiciled insurance SCA, Companion, for which the audited statutory surplus and income reflect a departure from NAIC SAP for accounting practices prescribed or permitted by the New York State Department of Financial Services. The differences primarily relate to reserve valuations under New York Circular Letter 11 and New York Regulation 147 and Special Considerations Letter. In 2025, this increased net income by $3,342,388 and decreased surplus $2,049,038. In 2024, this increased net income by $15,449,384 and decreased surplus $5,391,426. The Company’s investment in Companion was $123,078,464 and $116,010,551 at December 31, 2025 and 2024, respectively. The investment would have been $125,127,502 and $121,401,977 at December 31, 2025 and 2024, respectively, without the prescribed or permitted practices. The RBC of Companion would not have triggered a regulatory event had it not used the prescribed or permitted practice above.

The Company has the following borrowing agreements available to affiliates as of December 31, 2025, which are substantially similar to the agreements held in the prior year. All of the outstanding borrowings due to the Company are included in short-term investments on the statutory statements of admitted assets, liabilities, and surplus.

	2025							2024
Borrowing	Issued	Maturity	Type of		Interest	Maximum	Amount	Amount
Company	Date	Date	Borrowing		Rates	Borrowing	Outstanding	Outstanding
Mutual of Omaha	03/21/2025	03/20/2026	(a	)	3.74%-4.43%	$500,000,000	$112,100,000	$183,000,000
Mutual of Omaha Mortgage	10/24/2025	10/23/2026	(c	)	5.74%-6.42%	$250,000,000	$32,700,000	$47,000,000
*Mutual of Omaha Mortgage	02/26/2025	02/25/2026	(b	)	4.14%-4.94%	$70,000,000	$22,000,000	$10,000,000
MMSI	10/24/2025	10/23/2026	(c	)	5.74%-6.42%	$150,000,000	$—	$—

(a)	Bilateral unsecured revolving credit note
(b)	Unsecured demand revolving credit note (c) Secured warehouse line agreement
*	Note was renewed on February 25th, 2026 with terms substantially similar to the note held in the prior year.

The Company had the following cash capital transactions with affiliates during the years ended December 31:

		Capital Contribution	Return of Capital	Dividend Received (Paid)/
2025	Purchase	Received (Paid)	Received (Paid)	Income	Affiliate
March 31	$—	$—	$—	$3,900,000	Omaha Re
June 13	—	—	—	5,600,000	Omaha Re
August 27	—	—	—	21,600,000	Omaha Re
2025	—	(1,251,961,912)	53,322,281	—	EMLT-U

Total	$—	$(1,251,961,912)	$53,322,281	$31,100,000

		Capital	Return of	Dividend
		Contribution	Capital	Received (Paid)/
2024	Purchase	Received (Paid)	Received (Paid)	Income	Affiliate
2024	$(154,682,628)	$—	$29,745,696	$—	DMLT Trust
2024	—	(275,440,473)	28,002,577	—	EMLT-U
Q4	—	(250,000)	—	—	Medicare Advantage Company

Total	$(154,682,628)	$(275,690,473)	$57,748,273	$—

		Capital	Return of	Dividend
		Contribution	Capital	Received (Paid)/
2023	Purchase	Received (Paid)	Received (Paid)	Income		Affiliate
March 16	$—	$—	$—	$28,000,000		Omaha Re
June 21	—	—	—	1,000,000		Omaha Re
August 11	—	(230,000)	—	—		Medicare Advantage Company
October 20	—	150,000,000	—	—		Mutual of Omaha
November 15	—	150,000,000	—	—		Mutual of Omaha
Q4	—	50,000,000	—	—	*	Mutual of Omaha
Q4	—	(11,600,000)	—	—	**	Companion

Total	$—	$338,170,000	$—	$29,000,000

*

On January 26, 2024, the Company received a $50,000,000 cash capital contribution from Mutual of Omaha that was accrued for in other assets on the statutory statements of admitted assets, liabilities, and surplus, as of December 31, 2023.

**	On January 29, 2024, the Company paid a $11,600,000 cash capital contribution to Companion that was accrued for in payable to parent, subsidiaries, and affiliates-net as of December 31, 2023.

The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis in the statutory financial statements.

Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, will make available to each other the services of certain employees, specialists, professionals, skilled and experienced administrators, and specialized equipment as needed. The services made available under the agreement, may include, but are not limited to human resources, facilities, print and mail, payroll, finance and accounting, treasury and investments, internal audit, compliance, information technology infrastructure and personnel, marketing, legal, corporate services, broker dealer and investment advisory services, and other services as determined by the parties. Most of the expenses related to these services were paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses provide a reasonable allocation that conforms to NAIC guidelines. Additionally, certain amounts are paid or collected by Mutual of Omaha, on behalf of the Company, and are generally settled within 30 days. Amounts due for these services are included in payable to parent, subsidiaries, and affiliates-net on the statutory statements of admitted assets, liabilities, and surplus.

Certain amounts paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. The net intercompany payments to affiliates were $2,287,770,570 and $2,186,120,934 for the years ended December 31, 2025 and 2024, respectively.

8.	BORROWINGS AND SECURITIES LENDING

Effective March 21, 2025, the Company renewed a $250,000,000 bilateral unsecured revolving credit note, maturing March 20, 2026, from Mutual of Omaha. As of December 31, 2025 and 2024, there were no outstanding borrowings under this agreement.

FHLB—The Company is a member of the FHLB of Topeka. The Company has an agreement with the FHLB under which the Company pledges FHLB approved collateral in return for extensions of credit. It is part of the Company’s strategy to utilize these funds for operations or other long-term projects. Balances outstanding under this agreement are included in borrowings on the statutory statements of admitted assets, liabilities, and surplus. The Company holds FHLB stock as part of the borrowing agreement, which is included in common stocks-unaffiliated included on the statutory statements of admitted assets, liabilities, and surplus. Through its membership, the Company has also entered into funding agreement contracts with the FHLB that are used as part of the Company’s interest spread strategy. The Company applies SSAP No. 52 accounting treatment to these funds, consistent with other deposit-type contracts. The Company and Mutual of Omaha have been authorized by their Boards of Directors to obtain extensions of credit under their agreements with the FHLB. As of December 31, 2025 and 2024, the Company has no long-term outstanding borrowings. As of December 31, 2025 and 2024, the Company has $151,817,100 and $139,685,400, respectively, short-term outstanding borrowings from the FHLB.

The general account collateral pledged to FHLB as of December 31, was as follows:

	2025	2024
Fair value	$7,984,872,634	$4,713,082,092
Carrying value	$8,111,473,998	$5,032,724,455
Aggregate total borrowing	$3,204,117,100	$2,747,585,400

The general account maximum collateral pledged during the years ended December 31, was as follows:

	2025	2024
Fair value	$7,984,872,634	$4,880,321,260
Carrying value	$8,111,473,998	$5,104,446,818
Amount borrowed at time of maximum collateral	$3,204,117,100	$2,914,985,400

The general account amount borrowed from FHLB as of December 31, was as follows:

	2025	2024
Debt	$151,817,100	$139,685,400
Funding agreements	3,052,300,000	2,607,900,000

Aggregate total	$3,204,117,100	$2,747,585,400

The maximum amount of general account aggregate borrowings from FHLB during the years ended December 31, was as follows:

	2025	2024
Debt	$151,817,100	$223,323,600
Funding agreements	3,052,300,000	2,708,800,000

Aggregate total	$3,204,117,100	$2,932,123,600

As of December 31, the funding agreement contracts mature as follows:

2025
2026	$1,043,000,000
2027	711,700,000
2028	472,600,000
2029	317,000,000
2030	478,000,000
2031	30,000,000

Total	$3,052,300,000

As of December 31, 2025 and 2024, funding agreements were subject to prepayment penalties.

The Company has no unused commitments for financing arrangements. As of December 31, 2025, the Company paid no commitment fees related to unused lines of credit. The Company has no lines of credit that support commercial paper borrowing arrangements or similar borrowing arrangements.

	2025		2024
	Unused Commitments	Unused Lines Of Credit	Unused Commitments	Unused Lines Of Credit
Short—term (contracts terminating in 12 months or less)	$—	$250,000,000	$—	$250,000,000
Long—term (contracts terminating in more than 12 months)	—	2,397,663,129	—	802,190,668

Total	$—	$2,647,663,129	$—	$1,052,190,668

Transfer and Servicing of Financial Assets—The Company has an agreement to sell and repurchase securities. The fair value and cash collateral liability of securities on loan as of December 31, were as follows:

	2025		2024
	Fair Value	Collateral Liability	Fair Value	Collateral Liability
Securities lending	$1,129,590,212	$1,175,664,291	$1,304,540,559	$1,355,844,576
Bilateral repurchase lending	—	—	94,092,246	95,844,996

Total securities on loan	$1,129,590,212	$1,175,664,291	$1,398,632,805	$1,451,689,572

The transfers of financial assets accounted for as secured borrowings as of December 31, were as follows:

	2025	2024
Assets:
Cash	$49,202,598	$38,999,800
Cash equivalents	528,869,438	429,883,882
Short—term investments	63,033,693	280,916,688
Bonds	534,558,562	701,889,202

Total securities lending cash collateral	$1,175,664,291	$1,451,689,572

Liabilities:
Total securities lending cash collateral	$1,175,664,291	$1,451,689,572

The Company has accepted collateral that it is permitted to sell or repledge under the Company’s security lending program. The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher-yielding securities than the cost of funds for the cash collateral under the arrangement. The fair value of the Company’s contractually obligated collateral positions, securities which the borrower may request the return on demand, as of December 31, were as follows:

	2025	2024
30 days or less	$553,731,421	$430,917,640
31 to 60 days	64,056,747	120,169,006
61 to 90 days	29,018,902	52,621,335
Greater than 90 days	529,500,912	849,022,285

Total collateral received	$1,176,307,982	$1,452,730,266

The amortized cost and fair value of the Company’s collateral reinvested under the Company’s security lending program as of December 31, were as follows:

	Amortized	Fair
2025	Cost	Value
Less than 30 days	$553,731,609	$553,731,421
31 to 60 days	64,041,169	64,056,747
61 to 90 days	29,007,045	29,018,902
91 to 120 days	62,434,171	62,455,790
121 to 180 days	56,888,306	56,939,895
181 to 365 days	155,110,620	155,253,473
1 to 2 years	149,320,307	149,638,376
2 to 3 years	95,118,915	95,212,034
Greater than 3 years	10,012,149	10,001,344

Total collateral reinvested	$1,175,664,291	$1,176,307,982

	Amortized	Fair
2024	Cost	Value
Less than 30 days	$430,904,154	$430,917,640
31 to 60 days	120,133,559	120,169,006
61 to 90 days	52,620,329	52,621,335
91 to 120 days	75,701,856	75,746,276
121 to 180 days	98,422,475	98,469,149
181 to 365 days	371,347,757	371,645,014
1 to 2 years	246,649,882	247,107,053
2 to 3 years	48,309,560	48,440,143
Greater than 3 years	7,600,000	7,614,650

Total collateral reinvested	$1,451,689,572	$1,452,730,266

The Company has securities of $1,176,307,982 and $1,452,730,266 at fair value in response to the possible $1,175,964,140 and $1,311,340,272 collateral that could be called within one day’s notice as of December 31, 2025 and 2024, respectively. Excess liquidity at the enterprise level would be used to fulfill any remaining obligation due to the Company’s lending/repurchase counterparties.

Of the collateral received for securities lending, the following collateral extended beyond one year from December 31, 2025:

Description of Collateral	Amount
CHEVRON USA INC. CORP FLOATER	$15,000,000
ELEVATION CLO CLO	15,000,000
HYUNDAI CAPITAL AMERICA CORP FLOATER	14,670,000
FEDERATION DES CAISSES DESJARD CORP FRGN FLOATER	13,000,000
NEW YORK LIFE GLOBAL FUNDING CORP FLOATER	11,000,000
SKANDINAVISKA E BANKEN CORP FRGN FLOATER	11,000,000
TPC CLO CLO	10,800,165
KKR CLO 40 CLO	10,554,378
Wellfleet CLO CLO	10,012,150
REDDING RIDGE CLO CLO	10,000,000
TRINITAS CLO XVI LTD / TRINITA CLO	10,000,000
WESTPAC BANKING CORP CORP FRGN FLOATER	10,000,000
CIFC FDG 2021-VII CLO	10,000,000
NATIONAL SECURITIES CLEARING C CORP FLOATER	7,875,000
COMMONWEALTH BANK OF AUSTRALIA CORP FRGN FLOATER	7,800,000
NATIONAL AUSTRALIA BK SUB NT CORP FRGN FLOATER	7,500,000
NORDEA BANK ABP CORP FRGN FLOATER	7,500,000
CARVAL CLO CLO	7,083,425
PARK AVENUE INSTITUTIONAL ADVI CLO	6,000,000
SOUNDPOINT CLO CLO	5,999,466
PUBLIC STORAGE OPERATING CO CORP FLOATER	5,114,000
ROYAL BANK OF CANADA CORP FRGN FLOATER	5,000,000
NORDEA BANK ABP (NEW YORK BRAN CERTIFICATE OF DEPOSIT	5,000,000
MERCEDES-BENZ FINANCE NORTH AM CORP FLOATER	5,000,000
TRINITAS CLO LTD CLO	5,000,000
GlaxoSmithKline Capital PLC CORP FRGN FLOATER	4,700,000
SIEMENS FUNDING BV CORP FRGN FLOATER	3,700,000
AUSTRALIA AND NEW ZEALAND BANK CORP FRGN FLOATER	3,500,000
MET LIFE GLOB FUNDING I CORP FLOATER	3,000,000
CATERPILLAR FINANCIAL SERVICES CORP FLOATER	3,000,000
COOPERAT RABOBANK UA/NY CORP FRGN FLOATER	2,819,449
JOHN DEERE CAPITAL CORP CORP FLOATER	2,403,338
BANQUE FEDERATIVE DU CREDIT CORP FRGN FLOATER	2,330,000
MARSH & MCLENNAN COS INC CORP FLOATER	1,790,000
DAIMLER TRUCKS FINANCE NORTH A CORP FLOATER	1,300,000

Total	$254,451,371

The maximum amount and ending balance for repurchase agreements accounted for as secured borrowings, by maturity, during the years ended December 31, were as follows:

	2025	2024
Maximum amount:
Overnight	$16,663,750	$—
1 week to 1 month	$147,812,500	$103,875,000
Ending balance:
Overnight	$—	$—
1 week to 1 month	$—	$96,000,000

The maximum amount and ending balance for securities sold under repurchase agreements accounted for as secured borrowings, during the years ended December 31, were as follows:

	2025	2024
Maximum amount:
Carrying value	$158,799,485	$94,413,784
Fair value	$163,360,234	$102,824,219
Ending balance:
Bonds—NAIC 1:
Carrying value	$—	$92,945,486
Fair value	$—	$94,092,246

The maximum amount of cash collateral received was $164,476,250 as of December 31, 2025. There was no ending balance of cash collateral received as of December 31, 2025. There was no non-cash collateral received and no liability to return collateral as of December 31, 2025 and 2024.

The Company had no outstanding repurchase agreements as of 2025. The Company’s amortized cost and fair value of the allocation of aggregate collateral reinvested under repurchase agreements, by remaining contractual maturity, as of December 31, 2024, was as follows:

	Amortized	Fair
	Cost	Value
30 days or less	$28,449,613	$28,450,504
31 to 60 days	7,931,586	7,933,926
61 to 90 days	3,474,155	3,474,222
91 to 120 days	4,998,069	5,001,001
121 to 180 days	6,498,154	6,501,235
181 to 365 days	24,517,517	24,537,143
1 to 2 years	16,284,581	16,314,765
2 to 3 years	3,189,545	3,198,167
Greater than 3 years	501,776	502,743

Total collateral reinvested	$95,844,996	$95,913,706

In the course of the reporting Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no NAIC designation of 3 or below, or unrated securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2025 and 2024.

9.	REINSURANCE

The Company has reinsurance agreements with affiliate entities. The Company assumes certain group and individual life insurance from Companion. The Company cedes certain individual life insurance to Omaha Re and cedes certain individual health insurance to Mutual of Omaha.

Effective June, 1, 2025, the Company entered into a coinsurance agreement with a non-affiliated reinsurer to reinsure flow deferred annuity business. As of December 31, 2025, premiums and policy reserves ceded under this agreement totaled $156,002,284 and $154,199,939, respectively. The Company did not enter into any other new material reinsurance agreements with third-party reinsurers during the years ended December 31, 2025 or 2024.

Scottish Re (U.S.), Inc. (“SRUS”) was a reinsurer of the Company on six ceded individual life reinsurance contracts. SRUS was ordered into receivership for the purposes of rehabilitation effective March 6, 2019, in the state of Delaware. A motion for Entry of Liquidation and Injunction Order was approved on July 18, 2023. In accordance with the liquidation order, the Company’s reinsurance agreements with SRUS terminated on September 30, 2023. During 2025 or 2024, the Company did not write off any additional reinsurance balances due from SRUS or report a net loss as a result of the commutation of reinsurance with SRUS.

During 2023, the Company wrote off a net total of $3,926,153 reinsurance balances due from SRUS as follows:

Policyholder benefits	$7,509,852
Operating expenses	$(3,583,699)

During 2023, the Company has reported in its operations a net loss of, inclusive of the uncollectible reinsurance impact shown above, as a result of commutation of reinsurance with SRUS as follows:

Policyholder benefits	$13,755,257
Net premiums and annuity considerations	$18,141,920
Operating expenses	$8,554,986

During 2010, the Company entered into a reinsurance agreement with Omaha Re to cede certain term and universal life policies issued by the Company. The agreement covers policies issued from January 1, 2003 through September 30, 2013. A second reinsurance agreement with Omaha Re was executed in 2016 and amended in 2017, ceding certain term life insurance policies issued from October 1, 2013 through December 31, 2017. The 2017 amendment allows for certain term policies issued through December 31, 2019 to be ceded subject to certain limits. Both agreements provide coinsurance to the Company on an indemnity basis for all liabilities arising from the life insurance policies covered under each agreement and are accounted for on a funds withheld basis. There were no amendments to the agreement with Omaha Re during 2025 or 2024.

The current agreement complies with NAIC Actuarial Guideline XLVIII (“AG48”). This agreement cedes policies that meet the definition of Covered Policies as that term is defined in Section 4 of AG48. Funds consisting of Primary Security, in an amount at least equal to the Required Level of Primary Security, are held by the Company on a funds withheld basis. Funds consisting of Other Security, in an amount equal to the portion of the statutory reserves as to which Primary Security is not held, are held on behalf of the Company as security as part of the reinsurance arrangement.

Deferred gains are amortized into operations as earnings emerge from the business reinsured. During 2025, 2024, and 2023, the Company amortized $41,092,605, $37,913,850, and $26,862,909, respectively.

10.	EMPLOYEE BENEFIT PLANS

The Company is allocated expenses from a qualified non-contributory defined-benefit pension plan and a 401(k) defined-contribution plan sponsored by its parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under 40 years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:

	2025	2024	2023
Defined—benefit pension plan	$2,877,143	$2,109,519	$5,111,221
401(k) defined—contribution plan	$31,792,531	$31,359,372	$29,967,100

The Company has issued a group annuity contract to Mutual of Omaha’s defined-benefit pension plan with a balance of $853,612,022 and $690,837,066 as of December 31, 2025 and 2024, respectively. The Company has also issued a group annuity contract to Mutual of Omaha’s postretirement benefit plan, for which the Company has no legal liability and from which the Company is not allocated any expenses, with a balance of $1,742,451 and $3,313,718 as of December 31, 2025 and 2024, respectively. Plan assets for the 401(k) defined-contribution plan included a group annuity contract issued by the Company with a balance of $158,450,535 and $157,135,559 as of December 31, 2025 and 2024, respectively.

11.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned surplus represented by each item below as of December 31, was as follows:

	2025	2024	2023
Unrealized capital gain (loss)	$95,721,081	$90,884,743	$24,123,104
Nonadmitted assets	$(496,968,085)	$(407,536,940)	$(372,800,514)
AVR	$(509,610,061)	$(436,532,983)	$(355,344,096)

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Director of the NDOI. As of December 31, 2025, the maximum dividend allowed is $292,283,500.

12.	COMMITMENTS AND CONTINGENCIES

The Company has commitments for additional investments as of December 31, as follows:

	2025	2024
Limited partnership investments	$725,807,421	$556,244,351
Bonds	679,585,937	303,606,071
Mortgage lending	71,550,000	121,975,000

Total	$1,476,943,358	$981,825,422

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company estimated its costs related to past insolvencies and had a liability for guaranty fund assessments of $8,367,128, offset by estimated premium tax credits of $7,301,542, included in general expenses and taxes due or accrued and other assets, respectively, on the statutory statements of admitted assets, liabilities, and surplus, for a net income (loss) impact of $1,065,586, included in operating expenses on the statutory statements of operations, for the year ended December 31, 2025. For the year ended December 31, 2024, the liability for guaranty fund assessments was $27,374,410, offset by estimated premium tax credits of $23,224,616, included in general expenses and taxes due or accrued and other assets, respectively, on the statutory statements of admitted assets, liabilities, and surplus, for a net income (loss) impact of $4,149,795, included in operating expenses on the statutory statement of operations. A roll forward of the Company’s assessments paid and accrued premium tax offsets, included in other assets on the statutory statements of admitted assets, liabilities, and surplus, as of December 31, was as follows:

	2025	2024
Balance at January 1	$38,077,000	$14,388,212
Decreases current year:
Premium tax offsets applied	—	951,411
Refunds received	—	4,874
Decrease in accrual	22,197,827	2,001,334
Increases current year:
Guaranty fund assessments paid	1,607,402	13,687,999
Increase in accrual	12,568,148	12,958,408

Balance at December 31	$30,054,723	$38,077,000

The Company recognizes undiscounted and discounted amounts relating to Penn Treaty Network America and its subsidiaries (together “Penn Treaty”) insolvency. The undiscounted and discounted amounts of the guaranty fund assessments and related assets as of December 31, were as follows:

	Guaranty Fund Assessments		Related Assets
2025	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty	$15,154,483	$4,567,270	$12,477,042	$3,952,463

	Guaranty Fund Assessments		Related Assets
2024	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty	$15,512,156	$5,092,621	$12,588,914	$4,212,207

There are 50 jurisdictions for liabilities and 39 jurisdictions for premium tax credits by insolvency as of December 31, 2025. Amounts used for the Penn Treaty accruals are the discounted amounts, using a 4.25% discount rate, reported by the National Organization of Life and Health Insurance Guaranty Association.

The Company has adopted resolutions to guarantee timely payment of certain liabilities incurred by its wholly owned subsidiary, Mutual Structured Settlement. The liabilities subject to this guarantee as of December 31, 2025 are $2,720,079,735. The initial liability recognition was exempted under SSAP No. 5, Liabilities, Contingencies and Impairments of Assets, paragraph 19.g, and the maximum potential amount of future payments cannot be estimated because Mutual Structured Settlement is still underwriting new business and the guarantee is essentially unlimited. There were no amounts paid under this agreement as of December 31, 2025 or 2024. Risk of performance is remote as 100% of the structured settlement liabilities are backed by a structured settlement annuity from the Company.

Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

13.	LEASES

The Company leases certain property to house home office operations in Omaha, Nebraska, from Mutual of Omaha. The current lease expires December 31, 2035. The Company and Mutual of Omaha jointly enter into agreements for the rental of office space, equipment, and computer software under non-cancelable operating leases. The Company’s allocated rent expense for the years ended December 31, 2025, 2024, and 2023, was $69,281,610, $65,935,722, and $59,088,194, respectively.

Future required minimum rental payments under leases as of December 31, 2025, were as follows:

2026	$8,021,908
2027	5,875,023
2028	3,746,879
2029	2,320,713
2030	1,207,558
Thereafter	469,986

Total	$21,642,067

14.	THIRD—PARTY ADMINISTRATORS

During 2025, 2024, and 2023, $103,705,982, $101,762,238, and $99,105,368, respectively, of the

Company’s direct premium was written through third-party administrators (“TPAs”). The total TPA premium was not in excess of 5% of the Company’s surplus.

15.	LIABILITY FOR POLICY AND CONTRACT CLAIMS—HEALTH

A reconciliation of the liability for policy and contract claims–health as of December 31, was as follows:

	2025	2024
Health balance at January 1	$1,328,815,003	$1,248,459,498
Reinsurance recoverable	110,967,805	102,704,914

Net balance at January 1	1,217,847,198	1,145,754,584

Incurred related to:
Current year	1,445,980,662	1,348,191,633
Prior years	(52,966,495)	(35,625,788)

Total incurred	1,393,014,167	1,312,565,845

Paid related to:
Current year	974,255,202	880,547,665
Prior years	376,133,781	359,925,566

Total paid	1,350,388,983	1,240,473,231

Net balance at December 31	1,260,472,382	1,217,847,198
Reinsurance recoverable	124,980,146	110,967,805

Balance at December 31	$1,385,452,528	$1,328,815,003

During 2025 and 2024, incurred claims related to prior years were favorable on both an interest and non-interest adjusted basis primarily due to favorable runout within long-term care and group health coverages. Also during 2025, incurred claims related to prior years were favorable on both an interest and non-interest adjusted basis due to favorable runout within group long-term care.

The Company did not have any significant changes in methodologies or assumptions used in calculating the liability for unpaid claims and claim adjustment expenses. A roll forward of the liability for claim adjustment expenses, included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus, as of December 31, was as follows:

	2025	2024
Prior year accrual	$46,436,145	$42,497,309
Incurred claim adjustment expenses	111,652,232	96,176,259
Paid claim adjustment expenses related to:
Current year	(79,399,602)	(65,470,123)
Prior years	(30,648,356)	(26,767,300)

Total	$48,040,419	$46,436,145

16.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT—TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

For plans of insurance with a substandard underwriting class and for policies with a flat extra substandard premium, substandard reserves are set equal to the unearned portion of the substandard premiums.

As of December 31, 2025 and 2024, the Company had $4,229,051,146 and $5,853,606,573, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the valuation standards set by the NDOI. Reserves to cover the above insurance totaled the gross amount of $90,106,661 and $96,426,793 as of December 31, 2025 and 2024, respectively.

In 2025, the Company made the following reserve changes with a corresponding change to surplus:

•	Corrected no lapse guarantee interest rates on a certain block of substandard universal life policies resulting in an increase in reserves of $1,857,736.

•	Corrected no lapse guarantee interest rates for certain universal life policies to reflect annual effective rather than nominal interest rates resulting in an increase in reserves of $8,360,891.

•

Updated statutory valuation interest rates to jumbo discount rates for group and individual life contingent payout annuity and individual non-life contingent payout annuity reserves as approved by the NDOI Director, resulting in a decrease in reserves of $64,856,345 and $691,393, offset by an increase in reserves of $7,908, respectively.

•

Decreased statutory reserves for group and individual life contingent payout annuity and individual non-life contingent payout annuity contracts to statutory minimums as approved by the NDOI Director, resulting in a decrease in reserves of $128,859,922, $5,955,889, and $12,877,400, respectively.

•	Updated PBR net premium reserve mortality on substandard and simplified issue traditional life contracts resulting in an increase in policy reserves of $29,802,794.

In 2024, the Company made the following reserve changes with a corresponding change to operations:

•	Implemented a new actuarial platform for group payout annuity reserves resulting in an increase in policy reserves of $17,935,277.

•	Corrected traditional life return of premium assumptions, resulting in an increase in policy reserves of $1,523,464.

•	Aligned substandard ceded reserve credits to use a methodology consistent with direct substandard reserves for universal life, resulting in an increase in reserves of $1,488,812.

In 2024, the Company made the following reserve changes with a corresponding change to surplus:

•	Corrected interest margins and policy charges in the universal life PBR deterministic reserve reducing the policy reserves reported at December 31, 2023 by $3,605,674.

•	Updated the X factors mortality assumptions used to calculate certain deficiency reserves, resulting in a decrease in reserves of $12,883,684.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in a decrease in reserves of $1,619,488.

•	Updated PBR net premium reserve mortality on substandard and simplified issue term contracts resulting in an increase in policy reserves of $2,766,469.

In 2023, the Company made the following reserve changes with a corresponding change to operations:

•	Transitioned to the fixed account guaranteed interest rate as the NPR main guarantee valuation rate under PBR for IUL, resulting in a decrease in reserves of $7,262,026 .

•	Implemented a new actuarial platform for traditional life reserves resulting in a decrease in policy reserves of $4,343,108.

•	Implemented a new actuarial platform for deferred fixed annuity reserves resulting in a decrease in policy reserves of $4,753,698.

In 2023, the Company made the following reserve changes with a corresponding change to surplus:

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in a decrease in reserves of $4,525,549.

•	Updated the X factors mortality assumptions used to calculate certain deficiency reserves, resulting in an increase in reserves of $24,798,703.

17.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT—TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:

2025	General Account	Separate Account Non—Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$2,734,577,199	$—	$2,734,577,199	48.8%
At book value less current surrender charge of 5% more	89,978,241	—	89,978,241	1.6
At fair value	—	90,067,225	90,067,225	1.6

Total with adjustment or at fair value	2,824,555,440	90,067,225	2,914,622,665	52.0
At book value without adjustment (minimal or no charge)	848,536,832	—	848,536,832	15.2
Not subject to discretionary withdrawal	1,832,627,859	1,148,451	1,833,776,310	32.8

Gross total	5,505,720,131	91,215,676	5,596,935,807	100.0%

Reinsurance ceded	1,474,278,473	—	1,474,278,473

Net total	$4,031,441,658	$91,215,676	$4,122,657,334

Amount included in book value less current surrender charge of 5% or more that will move to the book value without adjustment for the first time within the year after the statutory—basis statement date:	$3,070,402	$—	$3,070,402

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$472,353,581	$—	$472,353,581	5.6%
At book value without adjustment (minimal or no charge)	10,751,259	—	10,751,259	0.1
Not subject to discretionary withdrawal	7,995,665,720	—	7,995,665,720	94.3

Gross total	8,478,770,560	—	8,478,770,560	100.0%

Reinsurance ceded	10,059,648	—	10,059,648

Net total	$8,468,710,912	$—	$8,468,710,912

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$680,578,449	$—	$680,578,449	6.1%
At fair value	—	644,158,864	644,158,864	5.8

Total with adjustment or at fair value	680,578,449	644,158,864	1,324,737,313	11.9
At book value without adjustment (minimal or no charge)	2,245,286,741	—	2,245,286,741	20.2
Not subject to discretionary withdrawal	7,559,990,035	—	7,559,990,035	67.9

Gross total	10,485,855,225	644,158,864	11,130,014,089	100.0%

Reinsurance ceded	12,152,569	—	12,152,569

Net total	$10,473,702,656	$644,158,864	$11,117,861,520

2024	General Account	Separate Account Non— Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$2,379,912,246	$—	$2,379,912,246	44.4%
At book value less current surrender charge of 5% more	97,430,743	—	97,430,743	1.8
At fair value	—	85,970,817	85,970,817	1.6

Total with adjustment or at fair value	2,477,342,989	85,970,817	2,563,313,806	47.8
At book value without adjustment (minimal
At book value without adjustment (minimal or no charge)	1,129,889,476	—	1,129,889,476	21.1
Not subject to discretionary withdrawal	1,662,667,187	1,120,983	1,663,788,170	31.1

Gross total	5,269,899,652	87,091,800	5,356,991,452	100.0%

Reinsurance ceded	1,518,819,755	—	1,518,819,755

Net total	$3,751,079,897	$87,091,800	$3,838,171,697

Amount included in book value less current surrender charge of 5% or more that will move to the book value without adjustment for the first time within the year after the statutory—basis statement date:	$3,565,869	$—	$3,565,869

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$475,072,657	$—	$475,072,657	6.0%
At book value without adjustment (minimal or no charge)	11,692,544	—	11,692,544	0.2
Not subject to discretionary withdrawal	7,388,419,846	—	7,388,419,846	93.8

Gross total	7,875,185,047	—	7,875,185,047	100.0%

Reinsurance ceded	11,000,933	—	11,000,933

Net total	$7,864,184,114	$—	$7,864,184,114

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$600,297,772	$—	$600,297,772	5.6%
At fair value	—	1,807,041,658	1,807,041,658	16.8

Total with adjustment or at fair value	600,297,772	1,807,041,658	2,407,339,430	22.4
At book value without adjustment (minimal or no charge)	1,778,772,393	—	1,778,772,393	16.6
Not subject to discretionary withdrawal	6,557,581,155	—	6,557,581,155	61.0

Gross total	8,936,651,320	1,807,041,658	10,743,692,978	100.0%

Reinsurance ceded	14,433,302	—	14,433,302

Net total	$8,922,218,018	$1,807,041,658	$10,729,259,676

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value include runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third-party.

There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2025 and 2024.

The following information is obtained from the applicable exhibits in the Company’s annual statement which was filed with the NDOI and are provided to reconcile total annuity reserves and deposit-type contract liabilities to amounts reported on the statutory financial statements as of December 31.

	2025	2024
Life, accident, and health annual statement:
Exhibit 5, Annuities section—net total	$12,497,065,659	$11,611,810,931
Exhibit 5, Supplementary Contracts with Life Contingencies section—net total	3,086,911	3,453,080
Exhibit 7, Deposit—type Contracts, Line 14—net total	10,473,702,656	8,922,218,018

Subtotal	22,973,855,226	20,537,482,029

Separate accounts annual statement:
Exhibit 3, Annuities section—net total	91,215,676	87,091,800
Exhibit 4, Deposit—type Contracts, Line 9—net total	644,158,864	1,807,041,658

Total	$23,709,229,766	$22,431,615,487

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:

2025	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$209,737,517	$292,454,761
Universal life	383,550,761	438,205,927	485,636,684
Universal life with secondary guarantees	1,236,121,113	1,253,040,495	3,807,939,359
IUL with secondary guarantees	1,853,242,421	1,245,589,755	1,541,572,778
Other permanent cash value life insurance	—	3,633,635,413	4,874,475,451
Variable universal life	14,026,353	14,026,454	19,195,242
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	2,080,787,675
Accidental death benefits	N/A	N/A	19,950,806
Disability—active lives	N/A	N/A	20,651,147
Disability—disabled lives	N/A	N/A	138,693,733
Miscellaneous reserves	N/A	N/A	139,617,802

Gross total	3,486,940,648	6,794,235,561	13,420,975,438
Reinsurance ceded	308,250,141	472,149,717	4,119,307,358

Net total	$3,178,690,507	$6,322,085,844	$9,301,668,080

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$68,214,902	$68,214,902	$68,261,050

2024	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$176,133,360	$273,413,576
Universal life	399,959,957	456,938,669	504,210,121
Universal life with secondary guarantees	1,343,338,691	1,269,650,248	3,617,153,059
IUL with secondary guarantees	1,300,399,094	820,057,312	1,012,107,510
Other permanent cash value life insurance	—	3,374,767,020	4,510,027,728
Variable universal life	14,144,556	14,144,949	19,532,615
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	2,055,038,465
Accidental death benefits	N/A	N/A	17,677,279
Disability - active lives	N/A	N/A	19,594,307
Disability - disabled lives	N/A	N/A	123,569,206
Miscellaneous reserves	N/A	N/A	152,653,617

Gross total	3,057,842,298	6,111,691,558	12,304,977,483
Reinsurance ceded	375,196,610	445,783,726	3,924,820,521
Net total	$2,682,645,688	$5,665,907,832	$8,380,156,962

Separate account non - guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$66,006,451	$66,006,451	$66,041,509

As of December 31, 2025 and 2024, there were no amounts reinsured on variable universal life subject to discretionary withdrawal, surrender values, or policy loans on non-guaranteed separate accounts.

The Company did not have separate accounts with guarantees in 2025 and 2024.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NDOI and are provided to reconcile total life insurance reserves to amounts reported on the statutory financial statements as of December 31.

	2025	2024
Life, accident, and health annual statement:
Exhibit 5, Life Insurance section - net total	$9,030,680,863	$8,118,739,516
Exhibit 5, Accidental Death Benefits section - net total	19,817,312	17,539,822
Exhibit 5, Disability - Active Lives section - net total	7,772,468	7,057,687
Exhibit 5, Disability - Disabled Lives section - net total	135,622,531	120,896,160
Exhibit 5, Miscellaneous Reserves section - net total	107,774,906	115,923,777

Subtotal	9,301,668,080	8,380,156,962
Separate accounts annual statement:
Exhibit 3, Life Insurance section - net total	68,261,050	66,041,509

Total	$9,369,929,130	$8,446,198,471

18.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary first - year business	$107,404,026	$8,326,736 $	102,983,755	$6,810,228
Ordinary renewal	552,917,191	379,092,121	547,682,819	369,262,223
Group life	(38,609,011)	(39,912,558)	(37,313,423)	(38,383,952)
Group annuity	—	—	(19,350)	(19,350)

Total	$621,712,206	$347,506,299	$613,333,801	$337,669,149

19.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. The Company reported assets and liabilities from the following product lines into a separate account and the assets are legally insulated from the general account as of December 31.

Product	State of Statute	2025	2024
Fund B - Variable universal life	Nebraska 44-402.01-05	$68,214,995	$66,006,573
Fund C - Variable annuity	Nebraska 44-402.01-05	91,395,471	87,313,300
Fund K - 401(k)	Nebraska 44-402.01-05	—	1,613,432,663
Fund II - Institutional index	Nebraska 44-402.01-05	644,158,864	194,509,180

Total		$803,769,330	$1,961,261,716

Effective July 1, 2024, the Company sold a portion of its 401(k) record keeping business resulting in the termination of a portion of its 401(k) Plans’ contracts. Separate Account K assets and liabilities were reduced by $3,196,830,017 and general account guaranteed interest contracts were reduced by $22,296,165 as a result of the 401(k) Plan terminations. The Company recognized a gain from the sale of the recordkeeping business of $12,312,500 within realized capital gain (losses) on the statutory statements of operations. Effective July 1, 2025 the Company sold its home office 401(k) record-keeping business, including separate account assets, to a third-party.

Information regarding the non-guaranteed separate accounts of the Company as of and for the years ended December 31, was as follows:

	2025	2024
Premiums and considerations	$3,096,488	3,840,441
Deposits	592,160,411	1,487,919,612

Total premiums, considerations, and deposits	$595,256,899	$1,491,760,053

Reserves subject to discretionary withdrawal—fair value	$802,487,139	1,959,053,984
Reserves not subject to discretionary withdrawal—fair value	1,148,451	1,120,983

Total reserves by withdrawal characteristics	$803,635,590	$1,960,174,967

Transfers as reported on the statutory statements of operations of the separate accounts annual statement:
Transfers to separate accounts	$3,096,488	3,846,268
Transfers from separate accounts	15,600,729	14,041,159

Net transfers of the general account	(12,504,241)	(10,194,891)

Reinsurance of separate account business	12,504,241	10,194,891

Net transfers as reported on the statutory statements of operations	$—	$—

The Company does not hold guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2025 and 2024.

20.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2025 through March 18, 2026, the date these financial statements were available to be issued.

Type II-Nonrecognized Subsequent Event:

On January 6, 2026, the NDOI issued an order approving the Plan of Reorganization. The Plan of Reorganization was approved by 88% of the eligible members of Mutual of Omaha voting in person or by proxy at a meeting of Mutual of Omaha’s members on March 6, 2026, in satisfaction of the requirement set forth in the Nebraska Mutual Insurance Holding Company Act that the reorganization be approved by at least two-thirds of the eligible members. It is expected that the reorganization will take effect on April 1, 2026.

No other material subsequent events have been identified.

******

SUPPLEMENTAL SCHEDULES

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Investment income earned:
U.S. government bonds	$65,357,505
Other bonds (unaffiliated)	1,312,589,554
Bonds of affiliates	—
Preferred stocks (unaffiliated)	5,351,634
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	324,000
Common stocks of affiliates	31,100,000
Mortgage loans	291,765,394
Real estate	18,667,248
Contract loans	19,515,724
Cash and cash equivalents	11,768,322
Short—term investments	13,177,864
Other invested assets	152,408,574
Derivative instruments	29,756,867
Aggregate write—ins for investment income	2,762,728

Gross investment income	$1,954,545,414

Real estate owned—book value less encumbrances	$8,197,483

Mortgage loans—book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	6,568,768,847
Mezzanine mortgages	60,000,000

Total mortgage loans—book value	$6,628,768,847

Mortgage loans by standing—book value:
Good standing	$6,619,574,714

Good standing with restructured terms	$1,423,291

Interest overdue more than 90 days, not in foreclosure	$7,770,842

Foreclosure in process	$—

Other long—term assets—statement value	$2,900,998,849

Collateral loans	$—

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Bonds and stocks of subsidiaries and affiliates—book value:
Bonds	$—

Preferred stocks	$—

Common stocks	$192,240,501

Bonds and short—term investments by NAIC designation and maturity:
Bonds by maturity—statement value:
Due within one year or less	$2,079,360,279
Over 1 year and through 5 years	6,767,054,358
Over 5 years through 10 years	5,285,718,475
Over 10 years through 20 years	8,409,125,874
Over 20 years	6,103,547,037
No maturity date	—

Total by maturity	$28,644,806,023

Bonds and short—term investments by NAIC designation—statement value:
NAIC 1	$15,702,052,018
NAIC 2	12,436,972,375
NAIC 3	406,970,668
NAIC 4	57,970,947
NAIC 5	40,205,234
NAIC 6	634,781

Total by NAIC designation	$28,644,806,023

Total bonds publicly traded	$11,069,865,247

Total bonds privately placed	$17,574,940,776

Preferred stocks—book value	$179,703,150

Common stocks—market value	$343,671,127

Short—term investments—book value	$166,800,000

Options, caps, and floors owned—statement value	$—

Options, caps, and floors written and in force—statement value	$—

Collar, swap, and forward agreements open—current value	$36,127,522

Future contracts open—current value	$—

Cash on deposit	$(34,540,503)

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Gross life insurance in force (in thousands):
Industrial	$—

Ordinary	$235,364,567

Credit life	$—

Group life	$394,716,337

Amount of accidental death insurance in force under ordinary policies (in thousands):	$6,654,006

Life insurance with disability provisions in force (in thousands):
Industrial	$—

Ordinary	$8,874,060

Credit life	$—

Group life	$379,535,435

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$119,472,638

Income payable	$881,710

Ordinary—involving life contingencies:
Income payable	$389,155

Group—not involving life contingencies:
Amount on deposit	$—

Income payable	$—

Group—involving life contingencies:
Income payable	$11,798

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Annuities:
Ordinary—immediate:
Income payable	$144,523,237

Ordinary—deferred:
Fully paid account balance	$3,491,405,411

Not fully paid account balance	$406,986,209

Group:
Income payable	$734,268,551

Fully paid account balance	$1,333,668,186

Not fully paid account balance	$9,123,399

Accident and health insurance—premiums in force:
Other	$743,839,050

Group	$2,065,296,735

Credit	$—

Deposit funds:
Account balance	$10,366,380,843

Dividend accumulations:
Account balance	$1,744

Claim payments 2025:
Group accident and health—year ended December 31, 2025:
2025	$719,624,452

2024	$201,141,766

2023	$50,445,628

2022	$20,598,979

2021	$12,391,992

2020 and prior	$61,206,188

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Claim payments 2025 (continued):
Other accident and health—year ended December 31, 2025:
2025	$254,630,750

2024	$29,865,603

2023	$445,628

2022	$58,222

2021	$(2,472)

2020 and prior	$(17,753)

Other coverages that use developmental methods to calculate claim reserves—year ended December 31, 2025:
2025	$—

2024	$—

2023	$—

2022	$—

2021	$—

2020 and prior	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):
1.01 U.S. government obligations	$495,215,912	1.224%	$495,215,912	$—	$495,215,912	1.224%
1.02 Other U.S. government obligations	—	—	—	—	—	—
1.03 Non-U.S. sovereign jurisdiction securities	163,884,113	0.405	163,884,113	—	163,884,113	0.405
1.04 Municipal bonds-general obligations (direct & guaranteed)	111,303,694	0.275	111,303,694	—	111,303,694	0.275
1.05 Municipal bonds-special revenue	886,631,769	2.192	886,631,769	—	886,631,769	2.192
1.06 Project finance bonds issued by operating entities	5,060,128	0.013	5,060,128	—	5,060,128	0.013
1.07 Corporate bonds	17,731,386,368	43.832	17,731,386,368	287,168,095	18,018,554,463	44.548
1.08 Mandatory convertible bonds	—	—	—	—	—	—
1.09 Single entity backed obligations	397,792,025	0.983	397,792,025	14,250,670	412,042,695	1.019
1.10 SVO-Identified bond exchange traded funds-fair value	—	—	—	—	—	—
1.11 SVO-Identified bond exchange traded funds-systematic value	—	—	—	—	—	—
1.12 Bonds issued by funds representing operating entities	—	—	—	—	—	—
1.13 Bank loans-issued	—	—	—	—	—	—
1.14 Bank loans-acquired	840,194,556	2.077	840,194,556	—	840,194,556	2.077
1.15 Mortgages loans that qualify as SVO-Identified credit tenant	—	—	—	—	—	—
1.16 Certificates of deposit	—	—	—	41,550,000	41,550,000	0.103
1.17 Other issuer credit obligations	—	—	—	—	—	—
1.18 Total issuer credit obligations	20,631,468,566	51.001	20,631,468,566	342,968,764	20,974,437,330	51.856
2. Asset-backed securities (Schedule D, Part 1, Section 2):
2.01 Financial asset-backed securities-self liquidating	6,733,935,611	16.646	6,733,935,611	191,589,797	6,925,525,409	17.122
2.02 Financial asset-backed securities-not self-liquidating	—	—	—	—	—	—
2.03 Non-financial asset-backed securities	1,059,445,909	2.619	1,059,445,909	—	1,059,445,909	2.619
2.04 Total asset-backed securities	7,793,381,520	19.265	7,793,381,520	191,589,797	7,984,971,317	19.742
3. Preferred stocks (Schedule D, Part 2, Section 1):
3.01 Industrial and miscellaneous (unaffiliated)	179,703,150	0.444	179,703,150	—	179,703,150	0.444
3.02 Parent, subsidiaries and affiliates	—	—	—	—	—	—
3.03 Total preferred stocks	179,703,150	0.444	179,703,150	—	179,703,150	0.444
4. Common stocks (Schedule D, Part 2, Section 2):
4.01 Industrial and miscellaneous-publicly traded (unaffiliated)	—	—	—	—	—	—
4.02 Industrial and miscellaneous-other (unaffiliated)	151,430,627	0.374	151,430,627	—	151,430,627	0.374
4.03 Parent, subsidiaries and affiliates-publicly traded	—	—	—	—	—	—
4.04 Parent, subsidiaries and affiliates-other	192,240,501	0.475	186,662,456	—	186,662,456	0.461
4.05 Mutual funds	—	—	—	—	—	—
4.06 Unit investment trusts	—	—	—	—	—	—
4.07 Closed-end funds	—	—	—	—	—	—
4.08 Exchange traded funds	—	—	—	—	—	—
4.09 Total common stocks	343,671,127	0.850	338,093,082	—	338,093,082	0.836

(Continued)

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
5. Mortgage loans (Schedule B):
5.01 Farm mortgages	—	—	—	—	—	—
5.02 Residential mortgages	—	—	—	—	—	—
5.03 Commercial mortgages	6,568,768,847	16.238	6,568,768,847	—	6,568,768,847	16.240
5.04 Mezzanine real estate loans	60,000,000	0.148	60,000,000	—	60,000,000	0.148
5.05 Total valuation allowance	—	—	—	—	—	—
5.06 Total mortgage loans	6,628,768,847	16.386	6,628,768,847	—	6,628,768,847	16.389
6. Real estate (Schedule A):
6.01 Properties occupied by company	3,844,319	0.010	3,844,318	—	3,844,318	0.010
6.02 Properties held for production of income	—	—	—	—	—	—
6.03 Properties held for sale	4,353,164	0.011	4,353,165	—	4,353,165	0.011
6.04 Total real estate	8,197,483	0.020	8,197,483	—	8,197,483	0.020
7. Cash, cash equivalents and short-term investments:
7.01 Cash (Schedule E, Part 1)	(34,540,503)	(0.085)	(34,540,503)	49,202,598	14,662,095	0.036
7.02 Cash equivalents (Schedule E, Part 2)	53,155,937	0.131	53,155,937	528,869,438	582,025,375	1.439
7.03 Short-term investments (Schedule DA)	166,800,000	0.412	166,800,000	63,033,693	229,833,693	0.568
7.04 Total cash, cash equivalents and short-term investments	185,415,434	0.458	185,415,434	641,105,729	826,521,163	2.043
8. Contract loans	445,424,649	1.101	444,898,287	—	444,898,287	1.100
9. Derivatives (Schedule DB)	157,178,262	0.389	157,178,262	—	157,178,262	0.389
10. Other invested assets (Schedule BA)	2,900,998,849	7.171	2,900,998,849	—	2,900,998,849	7.172
11. Receivables for securities	3,430,764	0.008	3,430,764	—	3,430,764	0.008
12. Securities lending (Schedule DL, Part 1)	1,175,664,291	2.906	1,175,664,291	—	—	—
13. Other invested assets (Page 2, Line 11)	—	—	—	—	—	—

14. Total invested assets	$40,453,302,943	100.000%	$40,447,198,536	$1,175,664,291	$40,447,198,536	100.000%

(Concluded)

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the Year Ended December 31, 2025

(To Be Filed by April 1)

Of The UNITED OF OMAHA LIFE INSURANCE COMPANY

ADDRESS (City, State and Zip Code) Omaha, NE 68175

NAIC Group Code 0261

NAIC Company Code 69868

Federal Employer’s Identification Number (FEIN) 47-0322111

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1. Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$41,655,297,291
2. Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	Endeavor Mortgage Loan Trust	Sch BA-All Other	$1,592,956,958	3.8%
2.02	Federal Home Loan Mortgage Corporation	CMO, MBS	$1,149,832,430	2.8%
2.03	Federal National Mortgage Association	CMO, MBS	$513,629,419	1.2%
2.04	Mutual of Omaha Opportunities Fund, L.P.	Sch BA-Joint Venture	$240,966,342	0.6%
2.05	Federal Home Loan Banks	Equity, Cash	$144,251,655	0.3%
2.06	Discovery Mortgage Loan Trust	Sch BA-Joint Venture	$142,395,265	0.3%
2.07	Companion Life Insurance Company	Equity	$123,078,464	0.3%
2.08	QTS Thunder Managing Issuer LLC	Bonds	$112,600,000	0.3%
2.09	Mutual Revolver	Bank Loan	$112,100,000	0.3%
2.10	RMAF IA LLC	Mortgage Loan	$103,000,000	0.2%

3.Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$15,702,052,018	37.7%	3.07	NAIC-1	$16,020,150	—%
3.02	NAIC-2	$12,436,972,375	29.9%	3.08	NAIC-2	$57,876,000	0.1%
3.03	NAIC-3	$406,970,668	1.0%	3.09	NAIC-3	$3,288,000	—%
3.04	NAIC-4	$57,970,947	0.1%	3.10	NAIC-4	$2,519,000	—%
3.05	NAIC-5	$40,205,234	0.1%	3.11	NAIC-5	$—	—%
3.06	NAIC-6	$634,780	—%	3.12	NAIC-6	$100,000,000	0.2%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ]	No [X]
	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02	Total admitted assets held in foreign investments		$5,432,463,014	13.0%
4.03	Foreign-currency-denominated investments		$—	—%
4.04	Insurance liabilities denominated in that same foreign currency		$—	—%
5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

			1	2
5.01	Countries designated NAIC-1		$5,154,448,082	12.4%
5.02	Countries designated NAIC-2		$217,641,639	0.5%
5.03	Countries designated NAIC-3 or below		$60,373,294	0.1%
6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:
6.01	Country 1:	United Kingdom	$1,425,225,111	3.4%
6.02	Country 2:	Australia	$855,733,768	2.1%
	Countries designated NAIC - 2:
6.03	Country 1:	Mexico	$80,387,061	0.2%
6.04	Country 2:	Indonesia	$27,211,373	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1:	Colombia	$10,645,274	—%
6.06	Country 2:	Morocco	$7,932,662	—%

			1	2
7.	Aggregate unhedged foreign currency exposure		$—	—%
8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1	2
8.01	Countries designated NAIC - 1		$—	—%
8.02	Countries designated NAIC - 2		$—	—%
8.03	Countries designated NAIC - 3		$—	—%
9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:
9.01	Country 1:		$—	—%
9.02	Country 2:		$—	—%
	Countries designated NAIC - 2:
9.03	Country 1:		$—	—%
9.04	Country 2:		$—	—%
	Countries designated NAIC - 3 or below:
9.05	Country 1:		$—	—%
9.06	Country 2:		$—	—%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	Brookfield Utilities Issuer UK PLC	2FE	$91,616,400	0.2%
10.02	Heathrow Airport Limited	2	$80,838,000	0.2%
10.03	Espai Barca FT	2PL	$76,342,500	0.2%
10.04	XpFibre Groupe	2Z	$64,597,500	0.2%
10.05	BNP Paribas SA	1FE, 2FE	$63,354,685	0.2%
10.06	Brussels Airport Company NV/SA	2FE	$62,248,500	0.1%
10.07	Peel Ports PP Finance Ltd	2PL, 2YE	$61,975,800	0.1%
10.08	Westrac Pty Ltd	2PL	$57,358,400	0.1%
10.09	UBS Group AG	1FE, 2FE	$57,015,829	0.1%
10.10	EQUINIX	2	$56,176,189	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments		$—	—%
11.03	Canadian-currency-denominated investments		$—	—%
11.04	Canadian-denominated insurance liabilities		$—	—%
11.05	Unhedged Canadian currency exposure		$—	—%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]

	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions		$—	—%

	Largest three investments with contractual sales restrictions:
12.03			$—	—%
12.04			$—	—%
12.05			$—	—%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ]	No [ X ]

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13. 1 2 3 Issuer
13.02	Endeavor Mortgage Loan Trust		$1,592,956,958	3.8%
13.03	Mutual of Omaha Opportunities Fund, L.P.		$240,966,342	0.6%
13.04	Federal Home Loan Banks		$144,185,300	0.3%
13.05	Discovery Mortgage Loan Trust		$142,395,265	0.3%
13.06	Companion Life Insurance Company		$123,078,464	0.3%
13.07	Lumeris Group Holdings Corporation		$100,000,000	0.2%
13.08	MCCARTHY GP LLC		$64,073,822	0.2%
13.09	United World Life Insurance Company		$63,583,991	0.2%
13.10	The Carlyle Group		$45,012,727	0.1%
13.11	AT&T Mobility II LLC		$43,000,000	0.1%
14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:
14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities		$—	—%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03			$—	—%
14.04			$—	—%
14.05			$—	—%
	Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	Federal Home Loan Bank of Topeka	$66,355	$—	$66,355
14.07		$—	$—	$—
14.08		$—	$—	$—
14.09		$—	$—	$—
14.10		$—	$—	$—
14.11		$—	$—	$—
14.12		$—	$—	$—
14.13		$—	$—	$—
14.14		$—	$—	$—
14.15		$—	$—	$—

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ]		No [ ]

	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2		3
15.02	Aggregate statement value of investments held in general partnership interests	$—		—%
	Largest three investments in general partnership interests:
15.03		$—		—%
15.04		$—		—%
15.05		$—		—%

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s

16.01	total admitted assets?	Yes	[ ]	No	[ X ]

	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2		3
	Type (Residential, Commercial, Agricultural)	Total Invested		Diversified
16.02	Commercial - RMAF IA LLC	$103,000,000		0.2%
16.03	Commercial - WATSON LAND COMPANY	$101,288,524		0.2%
16.04	Mezzanine - SFR3-040 LLC	$60,000,000		0.1%
16.05	Commercial - PORTOFINO COVE LP	$41,139,749		0.1%
16.06	Commercial - RIDGE AT CHAMPIONS GATE HOLDINGS, LLC	$38,500,000		0.1%
16.07	Commercial - CP3 BP ASSOCIATES LLC	$38,491,078		0.1%
16.08	Commercial - NMC GROVE MELROSE LLC	$36,000,000		0.1%
16.09	Commercial - PRADO DRIVE HOLDINGS LLC	$35,500,000		0.1%
16.10	Commercial - KEW REALTY CORPORATION	$34,411,756		0.1%
16.11	Commercial - FC RANCHO LLC	$33,880,635		0.1%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$—		—%
16.13	Mortgage loans over 90 days past due	$7,770,842		—%
16.14	Mortgage loans in the process of foreclosure	$—		—%
16.15	Mortgage loans foreclosed	$—		—%
16.16	Restructured mortgage loans	$1,423,291		—%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan to Value	1	2	3	4	5	6
17.01	Aggregate mortgage loans: above 95%	$—	—%	$—	—%		—%
17.02	Aggregate mortgage loans: 91 to 95%	$—	—%	$—	—%		—%
17.03	Aggregate mortgage loans: 81 to 90%	$—	—%	$—	—%		—%
17.04	Aggregate mortgage loans: 71 to 80%	$—	—%	$60,000,000	0.1%		—%
17.05	Aggregate mortgage loans: below 70%	$—	—%	$6,568,768,847	15.8%		—%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ]	No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

Description
	1	2	3
18.02		$—	—%
18.03		$—	—%
18.04		$—	—%
18.05		$—	—%
18.06		$—	—%
19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ]	No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans	$—	—%
Largest three investments held in mezzanine real estate loans:
19.03		$—	—%
19.04		$—	—%
19.05		$—	—%

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

			At Year End	At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending (do not include assets held as collateral for such transactions)	$1,261,363,170	3.0%	$1,509,687,247	$1,149,703,933	$1,166,078,695
20.02	Repurchase agreements	$—	—%	$158,799,485	$—	$—
20.03	Reverse repurchase agreements	$—	—%	$—	$—	$—
20.04	Dollar repurchase agreements	$—	—%	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

			Owned		Written
			1	2	3	4
21.01	Hedging		$119,853,036	0.3%	$—	—%
21.02	Income generation		$—	—%	$—	—%
21.03	Other		$—	—%	$—	—%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$39,609,028	0.1%	$37,692,857	$40,005,246	$39,454,676
22.02	Income generation	$—	—%	$—	$—	$—
22.03	Republications	$—	—%	$—	$—	$—
22.04	Other	$1,029,786	—%	$829,483	$327,146	$380,001

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$—	—%	$—	$—	$—
23.02	Income generation	$—	—%	$—	$—	$—
23.03	Republications	$—	—%	$—	$—	$—
23.04	Other	$—	—%	$—	$—	$—

(Concluded)

United of Omaha

Separate Account B

Financial Statements as of December 31, 2025, and for

each of the Periods Presented in the Years Ended

December 31, 2025 and 2024, and Report of

Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United of Omaha Life Insurance Company

Omaha, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts of United of Omaha Separate Account B (the “Account”) listed in Note 2 as of December 31, 2025; the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended for each of the subaccounts, except for the subaccounts indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 2 constituting the Account as of December 31, 2025, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the United of Omaha Separate Account B	Financial Highlights
Pioneer – Real Estate Shares VCT	For the period January 1, 2023 to April 28, 2023, and the years ended December 31, 2022 and 2021

DWS – Global Opportunities	For the period January 1, 2024 to June 17, 2024, and for the years ended December 31, 2023, 2022 and 2021

DWS – Core Equity VIP	For the period January 1, 2024 to June 17, 2024, and for the years ended December 31, 2023, 2022 and 2021

Morgan Stanley – VIF Core Plus Fixed Income	For the period January 1, 2023 to July 28, 2023, and the years ended December 31, 2022 and 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Omaha, Nebraska

April 1, 2026

We have served as the auditor of the Account since 1997.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS

DECEMBER 31, 2025

	Cost	Fair Value	Shares
NET ASSETS
Investments:
Alger:
American Growth	$2,264,399	$3,599,166	34,886
American Small Capitalization	1,146,187	953,125	51,133
Federated:
Government Money Fund II	6,950,756	6,950,755	6,950,756
Fund for U.S. Government Securities II	128,047	117,326	12,602
Fidelity:
VIP Asset Manager: Growth	324,509	453,829	17,543
VIP Contrafund	3,500,657	5,196,445	86,766
VIP Equity Income	942,799	1,192,398	40,516
VIP Index 500	4,015,459	12,462,129	18,878
VIP Mid Cap	289,711	295,201	8,394
MFS:
Core Equity Portfolio	5,384,537	6,739,724	211,741
Emerging Growth Series	2,253,142	3,034,227	44,720
High Yield Series	152,434	140,752	27,653
Research Series	735,422	841,860	27,611
Income Series II	243,238	222,424	26,045
Pioneer:
Equity Income VCT	530,178	410,057	33,149
Fund VCT	1,145,216	1,379,382	69,246
Mid Cap Value VCT	7,332,144	6,397,295	561,659
DWS:
International	290,899	401,316	38,514
Small Cap Index VIP	282,953	313,558	20,876
T. Rowe Price:
Equity Income	5,761,073	6,533,739	226,003
International Stock	5,710,311	6,327,574	397,961
Limited-Term Bond	494,902	484,062	101,908
All-Cap Opportunities Portfolio	1,174,183	1,397,439	35,235
Moderate Allocation	401,947	452,926	20,193
Morgan Stanley:
VIF Emerging Markets Equity	1,457,172	1,918,286	109,180

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Alger
	American Growth		American Small Capitalization
	2025	2024	2025	2024
Income:
Dividends	$—	$—	$—	$3,557
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	178,660	54,339	(21,276)	(22,125)
Net realized gain distributions	392,957	—	11,132	—

Net realized gains (losses)	571,617	54,339	(10,144)	(22,125)

Change in unrealized appreciation (depreciation) during the year	333,055	913,654	65,575	91,161

Increase (decrease) in net assets from operations	904,672	967,993	55,431	72,593

Contract transactions:
Payments received from contract owners	55,122	59,371	32,149	31,136
Transfers between subaccounts (including fixed accounts), net	(197,005)	(78,660)	6,957	17,591
Transfers for contract benefits and terminations	(144,498)	(166,045)	(34,835)	(46,352)
Contract maintenance charges	(100,290)	(95,471)	(35,245)	(39,862)

Net increase (decrease) in net assets from contract transactions	(386,671)	(280,805)	(30,974)	(37,487)

Total increase (decrease) in net assets	518,001	687,188	24,457	35,106
Net assets at beginning of year	3,081,165	2,393,977	928,668	893,562

Net assets at end of year	$3,599,166	$3,081,165	$953,125	$928,668

Accumulation units:
Purchases	466	202	829	659
Withdrawals	(3,382)	(3,312)	(1,372)	(1,369)

Net increase (decrease) in units outstanding	(2,916)	(3,110)	(543)	(710)
Units outstanding at beginning of year	28,227	31,337	17,545	18,255

Units outstanding at end of year	25,311	28,227	17,002	17,545

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Federated
	Government Money Fund II		Fund for U.S. Government Securities II
	2025	2024	2025	2024
Income:
Dividends	$254,544	$283,017	$4,545	$3,861
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	—	(1,548)	(4,585)
Net realized gain distributions	—	—	—	—

Net realized gains (losses)	—	—	(1,548)	(4,585)

Change in unrealized appreciation (depreciation) during the year	—	—	4,443	1,456

Increase (decrease) in net assets from operations	254,544	283,017	7,440	732

Contract transactions:
Payments received from contract owners	297,884	333,006	13,687	8,164
Transfers between subaccounts (including fixed accounts), net	378,948	1,427,926	15,019	9,279
Transfers for contract benefits and terminations	(583,340)	(218,231)	(1,156)	(11,672)
Contract maintenance charges	(356,322)	(373,324)	(14,774)	(21,834)

Net increase (decrease) in net assets from contract transactions	(262,830)	1,169,377	12,776	(16,063)

Total increase (decrease) in net assets	(8,286)	1,452,394	20,216	(15,331)
Net assets at beginning of year	6,959,041	5,506,647	97,110	112,441

Net assets at end of year	$6,950,755	$6,959,041	$117,326	$97,110

Accumulation units:
Purchases	245,570	865,975	1,062	559
Withdrawals	(399,595)	(153,850)	(514)	(1,246)

Net increase (decrease) in units outstanding	(154,025)	712,125	548	(687)
Units outstanding at beginning of year	4,147,093	3,434,968	4,173	4,860

Units outstanding at end of year	3,993,068	4,147,093	4,721	4,173

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Fidelity
	VIP Asset Manager: Growth		VIP Contrafund
	2025	2024	2025	2024
Income:
Dividends	$7,836	$6,727	$6,802	$8,087
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	6,831	4,460	149,229	153,739
Net realized gain distributions	13,308	4,098	778,075	514,607

Net realized gains (losses)	20,139	8,558	927,304	668,346

Change in unrealized appreciation (depreciation) during the year	42,499	21,827	17,911	537,992

Increase (decrease) in net assets from operations	70,474	37,112	952,017	1,214,425

Contract transactions:
Payments received from contract owners	10,242	11,090	78,353	78,677
Transfers between subaccounts (including fixed accounts), net	25,253	31,490	(60,517)	(95,380)
Transfers for contract benefits and terminations	(20,876)	(10,089)	(215,810)	(184,528)
Contract maintenance charges	(15,618)	(14,969)	(142,103)	(156,238)

Net increase (decrease) in net assets from contract transactions	(999)	17,522	(340,077)	(357,469)

Total increase (decrease) in net assets	69,475	54,634	611,940	856,956
Net assets at beginning of year	384,354	329,720	4,584,505	3,727,549

Net assets at end of year	$453,829	$384,354	$5,196,445	$4,584,505

Accumulation units:
Purchases	611	810	245	137
Withdrawals	(623)	(399)	(2,210)	(2,716)

Net increase (decrease) in units outstanding	(12)	411	(1,965)	(2,579)
Units outstanding at beginning of year	8,306	7,895	29,365	31,944

Units outstanding at end of year	8,294	8,306	27,400	29,365

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Fidelity (continued)
	VIP Equity Income		VIP Index 500
	2025	2024	2025	2024
Income:
Dividends	$20,240	$19,347	$135,285	$145,534
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	24,378	18,234	1,042,276	823,134
Net realized gain distributions	62,769	63,178	61,321	6,931

Net realized gains (losses)	87,147	81,412	1,103,597	830,065

Change in unrealized appreciation (depreciation) during the year	92,570	53,368	716,260	1,554,589

Increase (decrease) in net assets from operations	199,957	154,127	1,955,142	2,530,188

Contract transactions:
Payments received from contract owners	26,860	30,125	371,970	401,753
Transfers between subaccounts (including fixed accounts), net	(49,591)	4,900	(286,444)	(373,866)
Transfers for contract benefits and terminations	(41,050)	(75,276)	(1,048,142)	(634,818)
Contract maintenance charges	(41,903)	(43,661)	(486,378)	(492,975)

Net increase (decrease) in net assets from contract transactions	(105,684)	(83,912)	(1,448,994)	(1,099,906)

Total increase (decrease) in net assets	94,273	70,215	506,148	1,430,282
Net assets at beginning of year	1,098,125	1,027,910	11,955,981	10,525,699

Net assets at end of year	$1,192,398	$1,098,125	$12,462,129	$11,955,981

Accumulation units:
Purchases	125	323	1,271	2,388
Withdrawals	(1,520)	(1,593)	(14,773)	(14,080)

Net increase (decrease) in units outstanding	(1,395)	(1,270)	(13,502)	(11,692)
Units outstanding at beginning of year	15,920	17,190	117,424	129,116

Units outstanding at end of year	14,525	15,920	103,922	117,424

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Fidelity (continued)		MFS
	VIP Mid Cap		Core Equity Portfolio
	2025	2024	2025	2024
Income:
Dividends	$691	$965	$29,948	$41,158
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	262	4,783	271,511	137,531
Net realized gain distributions	33,430	37,637	667,354	299,500

Net realized gains (losses)	33,692	42,420	938,865	437,031

Change in unrealized appreciation (depreciation) during the year	(3,283)	1,216	(179,393)	781,684

Increase (decrease) in net assets from operations	31,100	44,601	789,420	1,259,873

Contract transactions:
Payments received from contract owners	20,651	21,791	245,467	263,739
Transfers between subaccounts (including fixed accounts), net	(7,512)	(14,670)	(107,476)	(367,927)
Transfers for contract benefits and terminations	(1,527)	(2,111)	(1,006,277)	(284,995)
Contract maintenance charges	(30,490)	(38,480)	(280,025)	(287,351)

Net increase (decrease) in net assets from contract transactions	(18,878)	(33,470)	(1,148,311)	(676,534)

Total increase (decrease) in net assets	12,222	11,131	(358,891)	583,339
Net assets at beginning of year	282,979	271,848	7,098,615	6,515,276

Net assets at end of year	$295,201	$282,979	$6,739,724	$7,098,615

Accumulation units:
Purchases	115	156	838	425
Withdrawals	(294)	(506)	(11,737)	(7,574)

Net increase (decrease) in units outstanding	(179)	(350)	(10,899)	(7,149)
Units outstanding at beginning of year	2,787	3,137	69,827	76,976

Units outstanding at end of year	2,608	2,787	58,928	69,827

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	MFS (continued)
	Emerging Growth Series		High Yield Series
	2025	2024	2025	2024
Income:
Dividends	$—	$—	$9,302	$9,071
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	45,479	50,861	(1,147)	(1,489)
Net realized gain distributions	517,133	196,726	—	—

Net realized gains (losses)	562,612	247,587	(1,147)	(1,489)

Change in unrealized appreciation (depreciation) during the year	(225,577)	434,519	3,611	2,135

Increase (decrease) in net assets from operations	337,035	682,106	11,766	9,717

Contract transactions:
Payments received from contract owners	41,476	43,097	3,825	3,666
Transfers between subaccounts (including fixed accounts), net	3,522	(34,799)	755	2,395
Transfers for contract benefits and terminations	(56,609)	(49,395)	(11,223)	(9,544)
Contract maintenance charges	(71,509)	(75,139)	(5,816)	(5,723)

Net increase (decrease) in net assets from contract transactions	(83,120)	(116,236)	(12,459)	(9,206)

Total increase (decrease) in net assets	253,915	565,870	(693)	511
Net assets at beginning of year	2,780,312	2,214,442	141,445	140,934

Net assets at end of year	$3,034,227	$2,780,312	$140,752	$141,445

Accumulation units:
Purchases	316	227	82	110
Withdrawals	(904)	(1,241)	(396)	(354)

Net increase (decrease) in units outstanding	(588)	(1,014)	(314)	(244)
Units outstanding at beginning of year	21,535	22,549	3,738	3,982

Units outstanding at end of year	20,947	21,535	3,424	3,738

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	MFS (continued)
	Research Series		Income Series II
	2025	2024	2025	2024
Income:
Dividends	$7,573	$4,601	$9,179	$8,223
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	13,088	15,565	(1,577)	(9,882)
Net realized gain distributions	185,596	44,223	—	—

Net realized gains (losses)	198,684	59,788	(1,577)	(9,882)

Change in unrealized appreciation (depreciation) during the year	(109,333)	64,452	7,528	7,988

Increase (decrease) in net assets from operations	96,924	128,841	15,130	6,329

Contract transactions:
Payments received from contract owners	15,456	16,733	3,238	3,337
Transfers between subaccounts (including fixed accounts), net	(4,088)	2,257	11,048	(42,881)
Transfers for contract benefits and terminations	(19,365)	(38,814)	(10,991)	(6,763)
Contract maintenance charges	(26,762)	(28,223)	(5,788)	(11,054)

Net increase (decrease) in net assets from contract transactions	(34,759)	(48,047)	(2,493)	(57,361)

Total increase (decrease) in net assets	62,165	80,794	12,637	(51,032)
Net assets at beginning of year	779,695	698,901	209,787	260,819

Net assets at end of year	$841,860	$779,695	$222,424	$209,787

Accumulation units:
Purchases	159	121	386	413
Withdrawals	(557)	(725)	(464)	(2,243)

Net increase (decrease) in units outstanding	(398)	(604)	(78)	(1,830)
Units outstanding at beginning of year	9,213	9,817	6,451	8,281

Units outstanding at end of year	8,815	9,213	6,373	6,451

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Pioneer
	Equity Income VCT		Fund VCT
	2025	2024	2025	2024
Income:
Dividends	$7,975	$7,507	$2,696	$4,747
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(14,395)	(11,692)	8,462	10,606
Net realized gain distributions	58,478	70,218	160,520	52,679

Net realized gains (losses)	44,083	58,526	168,982	63,285

Change in unrealized appreciation (depreciation) during the year	(9,650)	(24,676)	87,658	150,722

Increase (decrease) in net assets from operations	42,408	41,357	259,336	218,754

Contract transactions:
Payments received from contract owners	11,487	13,328	34,331	33,702
Transfers between subaccounts (including fixed accounts), net	(7,440)	(33,431)	1,974	(11,876)
Transfers for contract benefits and terminations	(14,754)	(8,455)	(18,762)	(67,344)
Contract maintenance charges	(17,538)	(17,700)	(36,940)	(37,869)

Net increase (decrease) in net assets from contract transactions	(28,245)	(46,258)	(19,397)	(83,387)

Total increase (decrease) in net assets	14,163	(4,901)	239,939	135,367
Net assets at beginning of year	395,894	400,795	1,139,443	1,004,076

Net assets at end of year	$410,057	$395,894	$1,379,382	$1,139,443

Accumulation units:
Purchases	334	249	838	197
Withdrawals	(805)	(1,104)	(1,145)	(1,653)

Net increase (decrease) in units outstanding	(471)	(855)	(307)	(1,456)
Units outstanding at beginning of year	6,931	7,786	18,718	20,174

Units outstanding at end of year	6,460	6,931	18,411	18,718

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Pioneer (continued)		DWS
	Mid Cap Value VCT		Global Opportunities
	2025	2024	2025	2024
Income:
Dividends	$126,804	$121,537	$—	$7,319
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(192,895)	(72,195)	—	(106,480)
Net realized gain distributions	492,287	373,035	—	29,076

Net realized gains (losses)	299,392	300,840	—	(77,404)

Change in unrealized appreciation (depreciation) during the year	230,790	247,817	—	69,769

Increase (decrease) in net assets from operations	656,986	670,194	—	(316)

Contract transactions:
Payments received from contract owners	247,674	268,108	—	5,450
Transfers between subaccounts (including fixed accounts), net	83,636	68,838	—	(650,496)
Transfers for contract benefits and terminations	(931,554)	(289,087)	—	(9,724)
Contract maintenance charges	(268,678)	(271,797)	—	(11,050)

Net increase (decrease) in net assets from contract transactions	(868,922)	(223,938)	—	(665,820)

Total increase (decrease) in net assets	(211,936)	446,256	—	(666,136)
Net assets at beginning of year	6,609,231	6,162,975	—	666,136

Net assets at end of year	$6,397,295	$6,609,231	$—	$—

Accumulation units:
Purchases	1,891	2,017	—	129
Withdrawals	(12,106)	(4,736)	—	(11,401)

Net increase (decrease) in units outstanding	(10,215)	(2,719)	—	(11,272)
Units outstanding at beginning of year	78,919	81,638	—	11,271

Units outstanding at end of year	68,704	78,919	—	—

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	DWS (continued)
	Core Equity VIP		International
	2025	2024	2025	2024
Income:
Dividends	$—	$1,650	$9,666	$11,184
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	62,585	8,556	89
Net realized gain distributions	—	16,186	—	—

Net realized gains (losses)	—	78,771	8,556	89

Change in unrealized appreciation (depreciation) during the year	—	(41,177)	114,441	(2,589)

Increase (decrease) in net assets from operations	—	39,244	132,663	8,684

Contract transactions:
Payments received from contract owners	—	3,042	17,599	19,571
Transfers between subaccounts (including fixed accounts), net	—	(308,641)	(24,463)	22,138
Transfers for contract benefits and terminations	—	(4,060)	(14,980)	(35,343)
Contract maintenance charges	—	(5,036)	(24,706)	(22,956)

Net increase (decrease) in net assets from contract transactions	—	(314,695)	(46,550)	(16,590)

Total increase (decrease) in net assets	—	(275,451)	86,113	(7,906)
Net assets at beginning of year	—	275,451	315,203	323,109

Net assets at end of year	$—	$—	$401,316	$315,203

Accumulation units:
Purchases	—	15	408	1,551
Withdrawals	—	(4,791)	(2,256)	(2,316)

Net increase (decrease) in units outstanding	—	(4,776)	(1,848)	(765)
Units outstanding at beginning of year	—	4,776	15,228	15,993

Units outstanding at end of year	—	—	13,380	15,228

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	DWS (continued)		T. Rowe Price
	Small Cap Index VIP		Equity Income
	2025	2024	2025	2024
Income:
Dividends	$3,801	$3,285	$103,197	$121,461
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(9)	982	163,141	76,655
Net realized gain distributions	16,231	7,699	621,937	431,024

Net realized gains (losses)	16,222	8,681	785,078	507,679

Change in unrealized appreciation (depreciation) during the year	15,055	18,163	(35,253)	94,059

Increase (decrease) in net assets from operations	35,078	30,129	853,022	723,199

Contract transactions:
Payments received from contract owners	13,245	14,217	252,657	271,621
Transfers between subaccounts (including fixed accounts), net	5,169	(5,203)	76,693	(57,494)
Transfers for contract benefits and terminations	(11,438)	(22,420)	(1,001,040)	(282,993)
Contract maintenance charges	(10,710)	(10,958)	(277,090)	(286,214)

Net increase (decrease) in net assets from contract transactions	(3,734)	(24,364)	(948,780)	(355,080)

Total increase (decrease) in net assets	31,344	5,765	(95,758)	368,119
Net assets at beginning of year	282,214	276,449	6,629,497	6,261,378

Net assets at end of year	$313,558	$282,214	$6,533,739	$6,629,497

Accumulation units:
Purchases	239	242	1,832	1,102
Withdrawals	(309)	(695)	(14,209)	(6,026)

Net increase (decrease) in units outstanding	(70)	(453)	(12,377)	(4,924)
Units outstanding at beginning of year	5,106	5,559	89,553	94,477

Units outstanding at end of year	5,036	5,106	77,176	89,553

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	T. Rowe Price (Continued)
	International Stock		Limited-Term Bond
	2025	2024	2025	2024
Income:
Dividends	$118,560	$60,780	$20,344	$19,301
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	129,501	39,300	(1,282)	(1,717)
Net realized gain distributions	520,723	157,284	—	—

Net realized gains (losses)	650,224	196,584	(1,282)	(1,717)

Change in unrealized appreciation (depreciation) during the year	284,573	(57,888)	7,225	4,666

Increase (decrease) in net assets from operations	1,053,357	199,476	26,287	22,250

Contract transactions:
Payments received from contract owners	263,916	281,527	31,765	28,136
Transfers between subaccounts (including fixed accounts), net	(73,472)	234,909	10,933	19,217
Transfers for contract benefits and terminations	(922,151)	(268,438)	(23,093)	(25,085)
Contract maintenance charges	(280,144)	(275,136)	(33,352)	(31,541)

Net increase (decrease) in net assets from contract transactions	(1,011,851)	(27,138)	(13,747)	(9,273)

Total increase (decrease) in net assets	41,506	172,338	12,540	12,977
Net assets at beginning of year	6,286,068	6,113,730	471,522	458,545

Net assets at end of year	$6,327,574	$6,286,068	$484,062	$471,522

Accumulation units:
Purchases	3,056	11,578	1,115	1,268
Withdrawals	(34,456)	(12,461)	(1,699)	(1,688)

Net increase (decrease) in units outstanding	(31,400)	(883)	(584)	(420)
Units outstanding at beginning of year	209,450	210,333	20,239	20,659

Units outstanding at end of year	178,050	209,450	19,655	20,239

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	T. Rowe Price (continued)
	All-Cap Opportunities Portfolio		Moderate Allocation
	2025	2024	2025	2024
Income:
Dividends	$—	$922	$10,139	$10,612
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	38,212	27,330	6,691	4,678
Net realized gain distributions	153,143	142,468	19,332	12,438

Net realized gains (losses)	191,355	169,798	26,023	17,116

Change in unrealized appreciation (depreciation) during the year	12,087	104,707	24,025	16,840

Increase (decrease) in net assets from operations	203,442	275,427	60,187	44,568

Contract transactions:
Payments received from contract owners	15,714	20,546	16,182	19,488
Transfers between subaccounts (including fixed accounts), net	47,823	5,252	(1,617)	6,900
Transfers for contract benefits and terminations	(134,416)	(69,216)	(57,914)	(40,312)
Contract maintenance charges	(40,708)	(41,924)	(18,020)	(27,857)

Net increase (decrease) in net assets from contract transactions	(111,587)	(85,342)	(61,369)	(41,781)

Total increase (decrease) in net assets	91,855	190,085	(1,182)	2,787
Net assets at beginning of year	1,305,584	1,115,499	454,108	451,321

Net assets at end of year	$1,397,439	$1,305,584	$452,926	$454,108

Accumulation units:
Purchases	525	344	162	288
Withdrawals	(1,325)	(1,041)	(1,107)	(976)

Net increase (decrease) in units outstanding	(800)	(697)	(945)	(688)
Units outstanding at beginning of year	10,046	10,743	7,332	8,020

Units outstanding at end of year	9,246	10,046	6,387	7,332

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Morgan Stanley
	VIF Emerging Markets Equity
	2025	2024
Income:
Dividends	$7,203	$23,895
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	39,691	3,088
Net realized gain distributions	59,821	—

Net realized gains (losses)	99,512	3,088

Change in unrealized appreciation (depreciation) during the year	402,131	102,075

Increase (decrease) in net assets from operations	508,846	129,058

Contract transactions:
Payments received from contract owners	76,259	79,223
Transfers between subaccounts (including fixed accounts), net	(84,443)	28,586
Transfers for contract benefits and terminations	(234,208)	(64,968)
Contract maintenance charges	(84,195)	(79,947)

Net increase (decrease) in net assets from contract transactions	(326,587)	(37,106)

Total increase (decrease) in net assets	182,259	91,952
Net assets at beginning of year	1,736,027	1,644,075

Net assets at end of year	$1,918,286	$1,736,027

Accumulation units:
Purchases	622	1,624
Withdrawals	(8,458)	(2,601)

Net increase (decrease) in units outstanding	(7,836)	(977)
Units outstanding at beginning of year	46,379	47,356

Units outstanding at end of year	38,543	46,379

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

1.	NATURE OF OPERATIONS

United of Omaha Separate Account B (the “Separate Account”) was established by United of Omaha Life Insurance Company (“United”) on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which is part of United’s general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available subaccounts with activity during 2025 or 2024 are:

Alger

Alger American Fund

Alger American Large Cap Growth Portfolio Class O (“American Growth”)

Alger American Small Cap Growth Portfolio Class O (“American Small Capitalization”)

Federated

Federated Insurance Series

Federated Hermes Government Money Fund II (“Government Money Fund II”)

Federated Hermes Fund for U.S. Government Securities II (“Fund for U.S. Government Securities II”)

Fidelity

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)

Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity Variable Insurance Products Fund

Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)

Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity VIP Mid Cap Portfolio Service Class 2 (“VIP Mid Cap”)

MFS

MFS Variable Insurance Trust

MFS Core Equity Portfolio (“Core Equity Portfolio”)

MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)

MFS High Yield Initial Class (“High Yield Series”)

MFS Research Series Portfolio Initial Class (“Research Series”)

MFS VIT II Income Initial Class (“Income Series II”)

Pioneer

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)

Pioneer Fund VCT Portfolio Class II (“Fund VCT”)

Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)

DWS

DWS Variable Series I

DWS CROCI International VIP Class A (“International”)

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Income Portfolio (“Equity Income”)

T. Rowe Price All-Cap Opportunities Portfolio (“All-Cap Opportunities Portfolio”)

T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (“International Stock”)

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley

Morgan Stanley Variable Insurance Funds

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)

Effective June 17, 2024, DWS Global Opportunities VIP Class B (“Global Opportunities”) was no longer available for investment.

Assets were transferred to Federated Hermes Government Money Fund II (“Government Money Fund II”).

Effective June 17, 2024, DWS Core Equity VIP - Class B (“Core Equity VIP”) was no longer available for investment.

Assets were transferred to Government Money Fund II.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of asset and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - United is taxed as a life insurance company and includes in its results the taxable income or loss of the Separate Account subaccounts excluding those items which are specifically attributed to the contracts. No charge for federal income taxes is being made to the Separate Account subaccounts. In the event of changes in the tax laws, charges may be made in the future.

As of December 31, 2025, there were no uncertain tax positions which management believes will materially change within the next twelve months.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -	Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners” includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Segment Reporting - Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the chief operating decision maker (“CODM”) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by United to support the liabilities of the applicable insurance contracts. The subaccounts haves identified the Chief Financial Officer of the sponsoring company as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies (included in this note). The measure of segment assets is reported on the statement of net assets as net assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant principle expenses and the existing segment requirements as of December 31, 2025 and for the year ended December 31, 2025 and December 31, 2024. All assets and revenue is generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

Subsequent Events - Subsequent events have been evaluated through April 1, 2026, the date these financial statements were issued.

4.	ACCOUNT CHARGES

Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge on single premium variable life contracts is based on the accumulation value, contract year, and the insured’s rate class as follows:

Accumulation Value	Preferred Rate Class		Standard Rate Class
	Years 1 - 10	Years 11 and later	Years 1 - 10	Years 11 and later
$45,000 or less	0.70%	0.60%	1.30%	0.94%
Greater than $45,000	0.60%	0.50%	1.20%	0.84%

The cost of insurance for flexible premium variable life contracts is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce. The cost of insurance charge is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal or if the contract’s current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class and duration the contract has been inforce. Surrender charges are applied as a percentage of premium surrendered or withdrawn and range between 0% and 9.5% or a stated dollar amount based upon the policy’s data pages depending on the product.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer is deducted from the amount transferred on the date of the transfer as a redemption of units.

Administrative Charges - United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life contracts. Risk charges for flexible premium variable life contracts are equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels. For single premium variable life contracts, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life contracts is $84 per year. These charges are assessed through the redemption of units.

Tax Expense Charge - For single premium variable life contracts, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten contract years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units. For flexible premium variable life contracts 3.75% of each contract premium payment is deducted to cover these expenses.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2025, were as follows:

	Purchases	Sales
Alger
American Growth	$48,299	$434,970
American Small Capitalization	39,764	70,738
Federated
Government Money Fund II	420,275	683,105
Fund for U.S. Government Securities II	25,155	12,379
Fidelity
VIP Asset Manager: Growth	29,513	30,512
VIP Contrafund	41,567	381,644
VIP Equity Income	9,432	115,117
VIP Index 500	137,311	1,586,305
VIP Mid Cap	11,703	30,581
MFS
Core Equity Portfolio	84,233	1,232,544
Emerging Growth Series	42,948	126,068
High Yield Series	3,213	15,672
Research Series	14,307	49,066
Income Series II	13,107	15,600
Pioneer
Equity Income VCT	19,987	48,232
Fund VCT	56,275	75,672
Mid Cap Value VCT	158,206	1,027,128
DWS
International	10,222	56,772
Small Cap Index VIP	13,035	16,769
T. Rowe Price
Equity Income	144,450	1,093,230
International Stock	100,064	1,111,915
Limited-Term Bond	26,847	40,594
All-Cap Opportunities Portfolio	72,169	183,756
Moderate Allocation	10,514	71,883
Morgan Stanley
VIF Emerging Markets Equity	24,376	350,963

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

United has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”), whose affiliate Zinnia Corporate Holdings, LLC (“Zinnia”) performs administrative functions on behalf of United with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

United has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain United rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS

A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:

	At December 31			For the years ended December 31****
				Investment
				Income	Expense	Total
	Units	Unit Value	Net Assets	Ratio*	Ratio**	Return***
Alger
American Growth - 2025	25,311	$142.20	$3,599,166	0.00%	0.00%	30.27%
American Growth - 2024	28,227	109.16	3,081,165	0.00%	0.00%	42.90%
American Growth - 2023	31,337	76.39	2,393,977	0.00%	0.00%	32.67%
American Growth - 2022	36,477	57.58	2,100,469	0.00%	0.00%	-38.66%
American Growth - 2021	36,878	93.87	3,461,604	0.00%	0.00%	11.84%
American Small Capitalization - 2025	17,002	56.06	953,125	0.00%	0.00%	5.91%
American Small Capitalization - 2024	17,545	52.93	928,668	0.39%	0.00%	8.13%
American Small Capitalization - 2023	18,255	48.95	893,562	0.00%	0.00%	16.49%
American Small Capitalization - 2022	20,365	42.02	855,719	0.00%	0.00%	-38.01%
American Small Capitalization - 2021	19,640	67.79	1,331,367	0.00%	0.00%	-6.06%
Federated
Government Money Fund II - 2025	3,993,068	1.74	6,950,755	3.66%	0.00%	3.57%
Government Money Fund II - 2024	4,147,093	1.68	6,959,041	4.54%	0.00%	5.00%
Government Money Fund II - 2023	3,434,968	1.60	5,506,647	4.09%	0.00%	4.58%
Government Money Fund II - 2022	317,410	1.53	486,863	1.15%	0.00%	0.66%
Government Money Fund II - 2021	351,733	1.52	533,335	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2025	4,721	24.85	117,326	4.24%	0.00%	6.79%
Fund for U.S. Government Securities II - 2024	4,173	23.27	97,110	3.69%	0.00%	0.61%
Fund for U.S. Government Securities II - 2023	4,860	23.13	112,441	1.87%	0.00%	4.19%
Fund for U.S. Government Securities II - 2022	8,368	22.20	185,806	1.76%	0.00%	-12.56%
Fund for U.S. Government Securities II - 2021	9,793	25.39	248,639	2.36%	0.00%	-2.04%
Fidelity
VIP Asset Manager: Growth - 2025	8,294	54.72	453,829	1.87%	0.00%	18.24%
VIP Asset Manager: Growth - 2024	8,306	46.28	384,354	1.88%	0.00%	10.82%
VIP Asset Manager: Growth - 2023	7,895	41.76	329,720	1.82%	0.00%	16.36%
VIP Asset Manager: Growth - 2022	8,177	35.89	293,444	1.63%	0.00%	-16.86%
VIP Asset Manager: Growth - 2021	9,438	43.17	407,477	1.47%	0.00%	13.94%
VIP Contrafund - 2025	27,400	189.66	5,196,445	0.14%	0.00%	21.48%
VIP Contrafund - 2024	29,365	156.12	4,584,505	0.19%	0.00%	33.79%
VIP Contrafund - 2023	31,944	116.69	3,727,549	0.49%	0.00%	33.45%
VIP Contrafund - 2022	34,556	87.44	3,021,548	0.47%	0.00%	-26.31%
VIP Contrafund - 2021	35,898	118.66	4,259,728	0.06%	0.00%	27.83%
VIP Equity Income - 2025	14,525	82.09	1,192,398	1.77%	0.00%	19.01%
VIP Equity Income - 2024	15,920	68.98	1,098,125	1.82%	0.00%	15.35%
VIP Equity Income - 2023	17,190	59.80	1,027,910	1.90%	0.00%	10.66%
VIP Equity Income - 2022	17,810	54.04	962,502	1.78%	0.00%	-4.96%
VIP Equity Income - 2021	19,740	56.86	1,122,461	1.87%	0.00%	24.88%
VIP Index 500 - 2025	103,922	119.92	12,462,129	1.11%	0.00%	17.78%
VIP Index 500 - 2024	117,424	101.82	11,955,981	1.29%	0.00%	24.90%
VIP Index 500 - 2023	129,116	81.52	10,525,699	1.47%	0.00%	26.19%
VIP Index 500 - 2022	140,040	64.60	9,046,631	1.37%	0.00%	-18.22%
VIP Index 500 - 2021	150,557	78.99	11,891,844	1.29%	0.00%	28.59%
VIP Mid Cap - 2025	2,608	113.20	295,201	0.24%	0.00%	11.49%
VIP Mid Cap - 2024	2,787	101.53	282,979	0.35%	0.00%	17.17%
VIP Mid Cap - 2023	3,137	86.65	271,848	0.37%	0.00%	14.80%
VIP Mid Cap - 2022	3,414	75.48	257,663	0.25%	0.00%	-14.96%
VIP Mid Cap - 2021	3,575	88.76	317,375	0.32%	0.00%	25.30%
MFS
Core Equity Portfolio - 2025	58,928	114.37	6,739,724	0.43%	0.00%	12.50%
Core Equity Portfolio - 2024	69,827	101.66	7,098,615	0.60%	0.00%	20.11%
Core Equity Portfolio - 2023	76,976	84.64	6,515,276	0.53%	0.00%	23.15%
Core Equity Portfolio - 2022	85,438	68.73	5,872,548	0.30%	0.00%	-17.27%
Core Equity Portfolio - 2021	90,741	83.08	7,538,996	0.44%	0.00%	25.31%

	At December 31			For the years ended December 31****
				Investment
				Income	Expense	Total
	Units	Unit Value	Net Assets	Ratio*	Ratio**	Return***
MFS (cont’d)
Emerging Growth Series - 2025	20,947	$144.85	$3,034,227	0.00%	0.00%	12.19%
Emerging Growth Series - 2024	21,535	129.11	2,780,312	0.00%	0.00%	31.46%
Emerging Growth Series - 2023	22,549	98.21	2,214,442	0.00%	0.00%	35.87%
Emerging Growth Series - 2022	25,935	72.28	1,874,724	0.00%	0.00%	-31.64%
Emerging Growth Series - 2021	26,521	105.73	2,804,174	0.00%	0.00%	23.53%
High Yield Series - 2025	3,424	41.11	140,752	6.59%	0.00%	8.64%
High Yield Series - 2024	3,738	37.84	141,445	6.42%	0.00%	6.92%
High Yield Series - 2023	3,982	35.39	140,934	6.17%	0.00%	12.42%
High Yield Series - 2022	4,416	31.48	139,023	5.47%	0.00%	-10.52%
High Yield Series - 2021	4,513	35.18	158,788	3.11%	0.00%	3.47%
Research Series - 2025	8,815	95.51	841,860	0.93%	0.00%	12.86%
Research Series - 2024	9,213	84.63	779,695	0.62%	0.00%	18.88%
Research Series - 2023	9,817	71.19	698,901	0.54%	0.00%	22.40%
Research Series - 2022	11,089	58.16	644,877	0.45%	0.00%	-17.21%
Research Series - 2021	11,829	70.25	830,950	0.55%	0.00%	24.80%
Income Series II - 2025	6,373	34.90	222,424	4.25%	0.00%	7.32%
Income Series II - 2024	6,451	32.52	209,787	3.49%	0.00%	3.24%
Income Series II - 2023	8,281	31.50	260,819	3.41%	0.00%	7.62%
Income Series II - 2022	8,038	29.27	235,286	3.36%	0.00%	-13.71%
Income Series II - 2021	8,552	33.92	290,127	3.40%	0.00%	0.44%
Pioneer
Equity Income VCT - 2025	6,460	63.48	410,057	1.98%	0.00%	11.13%
Equity Income VCT - 2024	6,931	57.12	395,894	1.88%	0.00%	10.98%
Equity Income VCT - 2023	7,786	51.47	400,795	1.66%	0.00%	7.16%
Equity Income VCT - 2022	8,762	48.03	420,814	1.48%	0.00%	-7.94%
Equity Income VCT - 2021	10,191	52.17	531,697	1.24%	0.00%	25.32%
Fund VCT - 2025	18,411	74.92	1,379,382	0.21%	0.00%	23.06%
Fund VCT - 2024	18,718	60.88	1,139,443	0.44%	0.00%	22.32%
Fund VCT - 2023	20,174	49.77	1,004,076	0.57%	0.00%	28.57%
Fund VCT - 2022	23,124	38.71	895,064	0.38%	0.00%	-19.67%
Fund VCT - 2021	24,455	48.19	1,178,472	0.09%	0.00%	27.66%
Mid Cap Value VCT - 2025	68,704	93.11	6,397,295	1.95%	0.00%	11.18%
Mid Cap Value VCT - 2024	78,919	83.75	6,609,231	1.90%	0.00%	10.94%
Mid Cap Value VCT - 2023	81,638	75.49	6,162,975	1.88%	0.00%	12.45%
Mid Cap Value VCT - 2022	87,607	67.13	5,881,069	2.01%	0.00%	-5.64%
Mid Cap Value VCT - 2021	97,945	71.14	6,968,063	1.00%	0.00%	29.68%
Real Estate Shares VCT - 2025	—	—	—	0.00%	0.00%	0.00%
Real Estate Shares VCT - 2024	—	—	—	0.00%	0.00%	0.00%
Real Estate Shares VCT - January 1, 2023 - April 28, 2023	—	62.76	—	0.97%	0.00%	-1.03%
Real Estate Shares VCT - 2022	6,759	63.41	428,609	1.84%	0.00%	-30.84%
Real Estate Shares VCT - 2021	7,367	91.68	675,451	1.09%	0.00%	41.05%
DWS
Global Opportunities - 2025	—	—	—	0.00%	0.00%	0.00%
Global Opportunities - January 1, 2024 - June 17, 2024	—	58.49	—	2.20%	0.00%	-1.03%
Global Opportunities - 2023	11,271	59.10	666,136	0.63%	0.00%	24.19%
Global Opportunities - 2022	13,178	47.59	627,075	0.23%	0.00%	-24.22%
Global Opportunities - 2021	13,604	62.80	854,323	0.28%	0.00%	14.66%
Core Equity VIP - 2025	—	—	—	0.00%	0.00%	0.00%
Core Equity VIP - January 1, 2024 - June 17, 2024	—	65.58	—	1.20%	0.00%	13.70%
Core Equity VIP - 2023	4,776	57.68	275,451	0.55%	0.00%	25.17%
Core Equity VIP - 2022	7,621	46.08	351,167	0.44%	0.00%	-15.73%
Core Equity VIP - 2021	7,837	54.68	428,516	0.54%	0.00%	24.95%
International - 2025	13,380	29.99	401,316	2.70%	0.00%	44.88%
International - 2024	15,228	20.70	315,203	3.50%	0.00%	2.48%
International - 2023	15,993	20.20	323,109	3.35%	0.00%	18.89%
International - 2022	18,569	16.99	315,407	3.01%	0.00%	-13.18%
International - 2021	18,744	19.57	366,734	2.41%	0.00%	9.27%

	At December 31			For the years ended December 31****
				Investment
				Income	Expense	Total
	Units	Unit Value	Net Assets	Ratio*	Ratio**	Return***
DWS (cont’d)
Small Cap Index VIP - 2025	5,036	$62.26	$313,558	1.28%	0.00%	12.65%
Small Cap Index VIP - 2024	5,106	55.27	282,214	1.18%	0.00%	11.14%
Small Cap Index VIP - 2023	5,559	49.73	276,449	1.11%	0.00%	16.76%
Small Cap Index VIP - 2022	5,893	42.59	250,976	0.77%	0.00%	-20.64%
Small Cap Index VIP - 2021	6,976	53.67	374,398	0.84%	0.00%	14.51%
T. Rowe Price
Equity Income - 2025	77,176	84.66	6,533,739	1.57%	0.00%	14.36%
Equity Income - 2024	89,553	74.03	6,629,497	1.88%	0.00%	11.71%
Equity Income - 2023	94,477	66.27	6,261,378	2.02%	0.00%	9.54%
Equity Income - 2022	98,971	60.50	5,987,935	1.81%	0.00%	-3.34%
Equity Income - 2021	112,647	62.59	7,050,997	1.62%	0.00%	25.53%
International Stock - 2025	178,050	35.54	6,327,574	1.88%	0.00%	18.43%
International Stock - 2024	209,450	30.01	6,286,068	0.98%	0.00%	3.23%
International Stock - 2023	210,333	29.07	6,113,730	0.98%	0.00%	16.23%
International Stock - 2022	227,662	25.01	5,692,969	0.76%	0.00%	-15.79%
International Stock - 2021	212,827	29.70	6,321,725	0.60%	0.00%	1.30%
Limited-Term Bond - 2025	19,655	24.63	484,062	4.26%	0.00%	5.71%
Limited-Term Bond - 2024	20,239	23.30	471,522	4.15%	0.00%	4.95%
Limited-Term Bond - 2023	20,659	22.20	458,545	3.31%	0.00%	4.96%
Limited-Term Bond - 2022	21,017	21.15	444,519	1.93%	0.00%	-4.51%
Limited-Term Bond - 2021	22,938	22.15	508,115	1.34%	0.00%	0.14%
All-Cap Opportunities Portfolio - 2025	9,246	151.15	1,397,439	0.00%	0.00%	16.31%
All-Cap Opportunities Portfolio - 2024	10,046	129.96	1,305,584	0.08%	0.00%	25.17%
All-Cap Opportunities Portfolio - 2023	10,743	103.83	1,115,499	0.23%	0.00%	28.97%
All-Cap Opportunities Portfolio - 2022	13,941	80.51	1,122,462	0.00%	0.00%	-21.51%
All-Cap Opportunities Portfolio - 2021	14,826	102.58	1,520,842	0.00%	0.00%	20.80%
Moderate Allocation - 2025	6,387	70.91	452,926	2.24%	0.00%	14.50%
Moderate Allocation - 2024	7,332	61.93	454,108	2.34%	0.00%	10.06%
Moderate Allocation - 2023	8,020	56.27	451,321	2.32%	0.00%	15.33%
Moderate Allocation - 2022	8,647	48.79	421,856	1.49%	0.00%	-18.30%
Moderate Allocation - 2021	8,811	59.72	526,221	0.96%	0.00%	10.06%
Morgan Stanley
VIF Emerging Markets Equity - 2025	38,543	49.77	1,918,286	0.39%	0.00%	32.97%
VIF Emerging Markets Equity - 2024	46,379	37.43	1,736,027	1.41%	0.00%	7.81%
VIF Emerging Markets Equity - 2023	47,356	34.72	1,644,075	1.62%	0.00%	11.96%
VIF Emerging Markets Equity - 2022	48,139	31.01	1,492,560	0.40%	0.00%	-25.08%
VIF Emerging Markets Equity - 2021	42,273	41.39	1,749,479	0.86%	0.00%	2.99%
VIF Core Plus Fixed Income - 2025	—	—	—	0.00%	0.00%	0.00%
VIF Core Plus Fixed Income - 2024	—	—	—	0.00%	0.00%	0.00%
VIF Core Plus Fixed Income - January 1, 2023 - July 28, 2023	—	25.73	—	8.48%	0.00%	2.63%
VIF Core Plus Fixed Income - 2022	190,892	25.07	4,785,229	3.88%	0.00%	-14.32%
VIF Core Plus Fixed Income - 2021	192,420	29.26	5,630,407	3.87%	0.00%	-0.34%

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

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These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.

****	Funds listed with date ranges represent partial year investments in funds. Unit values displayed represent unit value at disposition date.